As Filed With The Securities And Exchange Commission On April 25, 1997

                                                        Registration No. 33-1474
                                                                ICA No. 811-4468
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    Form N-1A

                                 --------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      (X)

Pre-Effective Amendment No.                                                  ( )

Post-Effective Amendment No. 18                                              (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              (X)

Amendment No.  19                                                            (X)

                         ASTRA GLOBAL INVESTMENT SERIES
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     11400 West Olympic Boulevard, Suite 200, Los Angeles, California 90064
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (310) 445-8850
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                               Palomba Weingarten
                           Atlas Holdings Group, Inc.
                             9595 Wilshire Boulevard
                                   Suite 1001
                         Beverly Hills, California 90212
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)



                                   Copies to:
                              Carl Frischling, Esq.
                       Kramer, Levin, Naftalis & Frankel
                      919 Third Avenue, New York, NY 10022


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on (date) pursuant to paragraph (b)(1)(v) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


Registrant has elected to maintain an indefinite registration of its shares of beneficial interest (without par value) of each of its currently existing series under Rule 24f-2. Pursuant to paragraph (b)(1) of Rule 24f-2,. Registrant filed its Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 20, 1997.

================================================================================

                         ASTRA GLOBAL INVESTMENT SERIES
               ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I SERIES
                       Registration Statement on Form N-1A
                              CROSS-REFERENCE SHEET

Form N-1A
Item Number
-----------
                                   Prospectus

Part A        Prospectus Caption                                     Page Number
------        ------------------                                     -----------
1.            Cover Page                                             Cover Page
2.            Key Features                                                    2
3.            *
4.            The Fund's Investment Objectives and
                  Policies; The Astra Group;
                  General Information                                   6;25;29
5. (a)        General Information                                            25
   (b)        The Astra Group; Management Fees;
                  Distribution Plan                                    25;25;26
   (c)        Management Fees; Distribution Plan                          25;26
   (d)        Back Cover
                  Transfer and Shareholder
                  Servicing Agent                                    Back Cover
   (e)        Management Fees; Distribution Plan                          25;26
   (f)        Management Fees; Distribution Plan                          25;26
6. (a)        General Information                                            29
   (b)        The Astra Group; Management
                  Fees; Distribution Plan                              25;25;26
   (c)        General Information                                            29
   (d)        *
   (e)        Cover Page                                             Cover Page
   (f)        Distributions and Taxes                                        13
   (g)        Distributions and Taxes                                        13
7. (a)        How to Buy Shares of the Funds                                 15
   (b)        How the Funds Value Their Shares                               24
   (c)        *
   (d)        How to Buy Shares of the Funds                                 15
   (e)        Management Fees; Distribution Plan                          25;26
8.            How to Redeem Shares of the Fund                               20
9.            *

               ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I SERIES

                                                                    Statement of
                                                                     Additional
             Statement of Additional                                Information
Part B       Information Caption                                    Page Number
------       -------------------                                    ------------

10.          Cover Page                                             Cover Page
11.          Table of Contents                                      Cover Page
12.          *
13.          Investment Objectives and Policies;
                 Investment Restrictions                                  2;11
14.          Trustees and Officers                                          12
15.          *
16. (a)      Investment Management                                          12
    (b)      Investment Management                                          12
    (c)      Distribution Plan                                              16
    (d)      *
    (e)      *
    (f)      Distribution Plan                                              16
    (g)      *
    (h)      Accountants                                                    28
    (i)      *
17. (a)      Execution of Portfolio Transactions                            14
    (b)      *
    (c)      Execution of Portfolio Transactions                            14
    (d)      *
    (e)      *
18.          *
19. (a)      See Part A - How to Buy Shares of the Funds
    (b)      The Price of the Shares is Determined Daily                    18
    (c)      *
20. (a)      Tax Matters                                                    19
21.          Principal Underwriter                                          16
22.          Investment Return Information                                  25
23.          *

               ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II SERIES

                                                                     Prospectus
Part A       Prospectus Caption                                     Page Number
------       ------------------                                     -----------

1.           Cover Page                                             Cover Page
2.           Key Features                                                    2
3.           *
4.           The Fund's Investment Objectives and
                 Policies; The Astra Group;
                 General Information                                   6;25;29
5. (a)       General Information                                            25
   (b)       The Astra Group; Management Fees;
                 Distribution Plan                                    25;25;26
   (c)       Management Fees; Distribution Plan                             25
   (d)       Back Cover
                 Transfer and Shareholder
                 Servicing Agent                                    Back Cover
   (e)       Management Fees; Distribution Plan                          25;26
   (f)       Management Fees; Distribution Plan                          25;26
6. (a)       General Information                                            29
   (b)       The Astra Group; Management
                 Fees; Distribution Plan                              25;25;26
   (c)       General Information                                            29
   (d)       *
   (e)       Cover Page                                             Cover Page
   (f)       Distributions and Taxes                                        13
   (g)       Distributions and Taxes                                        13
7. (a)       How to Buy Shares of the Funds                                 15
   (b)       How the Funds Value Their Shares                               24
   (c)       *
   (d)       How to Buy Shares of the Funds                                 15
   (e)       Management Fees; Distribution Plan                             25
8.           How to Redeem Shares of the Fund                               20
9.           *

               ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II SERIES

                                                                   Statement of
                                                                    Additional
            Statement of Additional                                Information
Part B      Information Caption                                    Page Number
------      -------------------                                    ------------

10.         Cover Page                                             Cover Page
11.         Table of Contents                                      Cover Page
12.         *
13.         Investment Objectives and Policies;
                Investment Restrictions                                  2;11
14.         Trustees and Officers                                          12
15.         *
16. (a)     Investment Management                                          13
    (b)     Investment Management                                          13
    (c)     Distribution Plan                                              16
    (d)     *
    (e)     *
    (f)     Distribution Plan                                              16
    (g)     *
    (h)     Accountants                                                    32
    (i)     *
17. (a)     Execution of Portfolio Transactions                            15
    (b)     *
    (c)     Execution of Portfolio Transactions                            15
    (d)     *
    (e)     *
18.         *
19. (a)     See Part A - How to Buy Shares of the Funds
    (b)     The Price of the Shares is Determined Daily                    21
    (c)     *
20. (a)     Tax Matters                                                    21
21.         Principal Underwriter                                          16
22.         Investment Return Information                                  28
23.         *

Part C   Information required to be included in Part C is set forth under the
------   appropriate Item, so numbered, in Part C to this Registration

-------------
* Not Applicable

                                                                    Prospectus

[ASTRA                 Astra Short-Term Multi-Market Income Fund I
 LOGO]                 Astra Short-Term Multi-Market Income Fund II


     11400 WEST OLYMPIC BOULEVARD, SUITE 200, LOS ANGELES, CALIFORNIA 90064


-------------------------------------------------------------------------------
             o  HOW THE FUNDS WORK            PAGE  6
             O  SHAREHOLDER'S GUIDE           PAGE 15
-------------------------------------------------------------------------------

Astra Short-Term Multi-Market Income Fund I and Astra Short-Term Multi-Market Income Fund II (collectively, the "Funds" or individually, a "Fund") are non-diversified, open-end management investment companies, and are each a series of Astra Global Investment Series ("AGIS"). The primary investment objective of the Funds is to provide investors with high current income with capital preservation as a secondary objective.

To achieve the primary objective the Funds will invest in non-diversified portfolios of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and by writing call options on the currencies and securities in which the Funds are invested. In addition, the Funds may hedge their currency exposure through the use of forward selling, futures contracts, options on futures contracts and options on foreign currencies.

The Funds are designed for the investor who seeks higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. There can be no assurance that the Funds' investment objectives will be attained.

Shares of Fund II enjoy the benefit of permitting all of the investor's money to work from the time the investment is made. The higher distribution fee paid by Fund II, however, will cause Fund II to have a higher expense ratio than shares of Fund I. In choosing between an investment in Fund I or Fund II an investor should consider which method of purchasing shares is the most beneficial given the length of time the investor expects to hold the shares. Investors should consider whether during the anticipated life of their investment the initial sales charge and accumulated distribution fees imposed on shares of Fund I would be less or greater than the accumulated continuing distribution fees plus the contingent deferred sales charges imposed on shares of Fund II and to what extent such differential would be offset or increased by the higher yield of Fund I shares.

Fund I offers shares that may be purchased at a price equal to their net asset value per share plus a varying sales charge, depending on the amount of purchase. Fund II offers shares that may be purchased at a price equal to their net asset value per share and imposes a contingent deferred sales charge which will be assessed on most redemptions made within four years of purchase. Fund I incurs an annual distribution fee of up to .30% of its daily net assets. Fund II incurs, subject to certain limitations, an annual distribution fee of .75% and a shareholder maintenance fee of .25% of its average daily net assets.


This combined Prospectus sets forth concisely information about the Funds that prospective investors should know before investing. Please read this Prospectus carefully and retain it for future reference. Each Fund's Statement of Additional Information, dated April 25, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request to the Fund without charge to the investor at the address above.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-
         SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 THE DATE OF THIS PROSPECTUS IS APRIL 25, 1997.

     TABLE OF CONTENTS
-----------------
                                                                            PAGE
                                                                            ----
Key Features                                                                  2
--------------------------------------------------------------------------------
The Funds' Investment Objectives and Policies                                 6
--------------------------------------------------------------------------------
Distributions and Taxes                                                      13
--------------------------------------------------------------------------------
How to Buy Shares of the Funds                                               15
--------------------------------------------------------------------------------
How to Redeem Shares of the Funds                                            20
--------------------------------------------------------------------------------
Shareholder Options/Privileges                                               23
--------------------------------------------------------------------------------
Expedited Redemption and Telephone Exchange Information                      24
--------------------------------------------------------------------------------
How the Funds Value Their Shares                                             24
--------------------------------------------------------------------------------
The Astra Organization                                                       25
--------------------------------------------------------------------------------
Management and Distribution Fees                                             25
--------------------------------------------------------------------------------
General Information                                                          29
--------------------------------------------------------------------------------
New Account Application                                                      31
--------------------------------------------------------------------------------
Additional Account Privileges                                                35
--------------------------------------------------------------------------------

     KEY FEATURES
-----------------

     WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
     ---------------------------------------------------------------------------

Astra Short-Term Multi-Market Income Fund I and Astra Short-Term Multi-Market Income Fund II are non-diversified, open-end management investment companies. The Funds are each a series of Astra Global Investment Series which was organized as a Massachusetts business trust on November 21, 1985 under the name Pilgrim Preferred Fund. The Funds, renamed on April 7, 1995, were formerly known as Pilgrim Short-Term Multi-Market Income Fund and Pilgrim Short-Term Multi-Market Income Fund II. The Trust, also renamed on April 7, 1995, was formerly known as Pilgrim Global Investment Series. The primary investment objective of each Fund is to provide investors with high current income with capital preservation as a secondary objective. To achieve the primary objective the Funds will invest in non-diversified portfolios of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and by writing call options on the currencies and securities in which the Funds are invested. In addition, the Funds may hedge their currency exposure through the use of forward selling, futures contracts, options on futures contracts and options on foreign currencies.

     HIGH CURRENT INCOME WITH LESS FLUCTUATION IN NET ASSET VALUE
     ---------------------------------------------------------------------------

By investing in high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and writing call options on the currencies and securities in which the Funds invest, the Funds seek to provide investors with a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. However, the Funds are not money market funds and their net asset values will fluctuate.

     FOREIGN AND DOMESTIC INVESTMENT OPPORTUNITIES
     ---------------------------------------------------------------------------

The Funds will seek investment opportunities in foreign as well as domestic securities markets. The Funds intend to maintain, in normal circumstances, a substantial portion of their assets in high quality debt securities denominated in a range of foreign currencies.


-----
    2

     HOW DO I BUY AND SELL (REDEEM) MY SHARES OF THE FUNDS?
     ---------------------------------------------------------------------------

Shares of Fund I are available through selected broker-dealers and other financial services firms or by check or wire sent directly to the Funds' Transfer Agent at the net asset value per share plus a varying sales charge, depending on the amount of purchase. Shares of Fund II are available through such financial services firms at the net asset value per share. The minimum initial investment is $5,000 ($2,000 for IRAs), $250 for subsequent investments, however, this may be changed from time to time at management's discretion. Shares of Fund I are redeemable at the net asset value per share on any business day. Shares of Fund II are redeemable at the net asset value per share on any business day, reduced by the amount of any contingent deferred sales charge. Payments to you can be made through brokers, directly to you, or to your designated bank. In addition, for the convenience of shareholders, each Fund provides certain shareholder services and privileges which may be suited to your particular investment needs. See "Shareholder's Guide."

     WHEN DO I RECEIVE INCOME?
     ---------------------------------------------------------------------------

The Funds pay dividends on a monthly basis. Dividends are paid in cash or reinvested in additional shares at no charge. See "Choosing a Distribution Option."

     WHO IS ASTRA GROUP?
     ---------------------------------------------------------------------------

Astra Management Corporation ("AMC"), the Funds' investment manager, and Astra Fund Distributors Corp. ("AFDC"), the Funds' principal underwriter, are part of Atlas Holdings Group, Inc. ("Atlas Group"), a financial services holding company that provides services to mutual funds. Atlas Group has total combined assets under management of approximately $98 million. AMC and AFDC are part of the umbrella name "Astra Group."


     FEE TABLE
     ---------------------------------------------------------------------------


The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in a Fund. The rules of the Securities and Exchange Commission require that Fund I's maximum sales charge be reflected in the fee table. However, certain investors may qualify for reduced sales charges as described under "How to Buy Shares of the Funds." The percentages shown below expressing Annual Fund Operating Expenses are based on actual amounts incurred by the Funds for the calendar year ended December 31, 1996.




SHAREHOLDER TRANSACTION EXPENSES                                                      FUND I       FUND II
--------------------------------                                                      ------       -------
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) ..        3%         NONE
  Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price) ..........................................     NONE          NONE
  Deferred Sales Charge
    1st year .....................................................................     NONE             4%
    2nd year .....................................................................     NONE             3%
    3rd year .....................................................................     NONE             2%
    4th year .....................................................................     NONE             1%
    5th year and thereafter ......................................................     NONE             0%
  Redemption Fees ................................................................     NONE          NONE

ANNUAL FUND OPERATING EXPENSES
------------------------------
  (As a Percentage of Average Net Assets)

  Management Fees (See "Management and Distribution Fees") .......................      .63%          .63%

  12b-1 Fees (See "Management and Distribution Fees")(a)..........................      .30%          .75%

  Shareholder Maintenance Fees (See "Management and Distribution Fees") ..........      .00%          .25%


  Other Expenses (After Expense Reimbursements) ..................................     2.23%         4.40%
  Total Fund Operating Expenses(b)................................................     3.16%         6.03%


(a) As a result of 12b-1 fees, a long-term shareholder in the Funds may pay more than the economic equivalent of the maximum sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

(b) The Manager voluntarily waived certain of the Funds' aggregate expenses during the year ended December 31, 1996. As a result, total operating expenses were 2.80% for Fund I and 6.41% for Fund II.



-----
    3

EXAMPLE


Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in the Fund would have paid transaction and operating expenses at the end of each time period as follows:

                          1 YEAR       3 YEARS       5 YEARS     10 YEARS
                          ------       -------       -------     --------
        Fund I ..........  $ 61         $125          $190         $366
        Fund II .........  $100         $198          $294         $573


You would pay the following expenses on the same investment assuming no redemption.


                          1 YEAR       3 YEARS       5 YEARS     10 YEARS
                          ------       -------       -------     --------
        Fund II .........  $60          $178          $294         $573

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses an investor in the Funds will bear. Effective January 1, 1997, the Manager is no longer waiving certain expenses for the Funds. Accordingly, the above table has been restated to reflect this change.


This Example should not be considered as representative of past or future expenses and actual expenses may be greater or lesser than those shown. The foregoing table has not been audited by Tait, Weller & Baker, the Funds' independent certified public accountants.

        FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following financial highlights relating to the Funds have been audited by Tait, Weller & Baker, independent certified public accountants, whose reports thereon for each of the five years in the period ended December 31, 1996 appear in the Funds' Annual Report to Shareholders for the year ended December 31, 1996, and are incorporated by reference in this Prospectus. A copy of the Funds' Annual Report to Shareholders may be obtained without charge by contacting the Funds' Shareholder Servicing Agent at (800) 441-7267.



                                     FUND I
                                     ------



                                                               YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------------------
                                     1996      1995    1994     1993     1992     1991       1990*    1989      1988       1987
                                    ------    ------  ------   ------   ------   ------     ------   ------    ------     ------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of
 period ........................    $6.76     $6.73    $6.89    $7.27    $9.31    $10.17    $14.00   $19.32    $20.24      $25.09
                                    -----     -----    -----    -----    -----    ------    ------   ------    ------      ------
Income (loss) from investment
 operations--
 Net investment income .........     0.22      0.25     0.08     0.45     0.86      1.04      1.14     2.35      2.82        2.97
 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .................     0.10      0.13     0.12    (0.35)   (2.16)    (0.88)    (3.11)   (4.79)    (0.74)      (5.08)
                                    -----     -----    -----    -----    -----    ------    ------   ------    ------      ------
  Total from investment
   operations ..................     0.32      0.38     0.20     0.10    (1.30)     0.16     (1.97)   (2.44)     2.08       (2.11)
                                    -----     -----    -----    -----    -----    ------    ------   ------    ------      ------
Less distributions--
 Distributions from net
  investment income ............     0.22      0.25     0.08       --     0.74      1.02      1.14     2.66      3.00        2.74
 Distributions from paid-in
  capital ......................     0.04      0.10     0.28     0.48       --        --      0.72     0.22        --          --
                                    -----     -----    -----    -----    -----    ------    ------   ------    ------      ------
  Total distributions ..........     0.26      0.35     0.36     0.48     0.74      1.02      1.86     2.88      3.00        2.74
                                    -----     -----    -----    -----    -----    ------    ------   ------    ------      ------
Net asset value, end of period..    $6.82     $6.76    $6.73    $6.89    $7.27     $9.31    $10.17   $14.00    $19.32      $20.24
                                    =====     =====    =====    =====    =====     =====    ======   ======    ======      ======
TOTAL RETURN(e) ................     4.94%     5.77%    2.96%    1.54%  (15.08%)    1.39%   (14.95%) (14.71%)   10.26%      (9.53%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands) ................   $6,794   $10,601  $15,566  $27,630  $59,283  $170,377  $139,643  $49,442  $139,186    $126,581
Ratio to average net assets--
 Expenses ......................     2.80%(c)  2.45%    1.68%    1.85%    1.31%     1.47%     1.65%    1.34%     1.14%(c)   1.12
 Net investment income .........     3.99%(d)  3.98%    3.42%    6.41%    9.46%    10.14%    10.02%   13.30%    12.64%(d)  12.65%
Portfolio turnover rate ........       87%      382%     337%     151%     167%      193%      247%     147%       77%        81%



-----
    4

                                     FUND II
                                     -------

                                                                                                                   OCTOBER 1,
                                                                             YEAR ENDED DECEMBER 31,               1991(f) to
                                                      -------------------------------------------------------     DECEMBER 31,
                                                       1996        1995        1994       1993(a)       1992         1991
                                                      ------      ------      ------      ------       ------     ------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $7.37       $7.39       $7.71       $8.10        $9.73       $10.00
                                                       -----       -----       -----       -----        -----        -----
Income (loss) from investment operations--
 Net investment income .............................     --         0.21        0.04        0.34         0.73         0.11
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ....    0.13        0.08        0.01       (0.21)       (1.61)       (0.33)
                                                       -----       -----       -----       -----        -----        -----
  Total from investment operations .................    0.13        0.29        0.05        0.13        (0.88)       (0.22)
                                                       -----       -----       -----       -----        -----        -----
Less distributions--
 Distributions from net investment income ..........     --         0.21        0.04          --         0.75         0.05
 Distributions from paid-in capital ................    0.19        0.10        0.33        0.52           --           --
                                                       -----       -----       -----       -----        -----        -----
  Total distributions ..............................    0.19        0.31        0.37        0.52         0.75         0.05
                                                       -----       -----       -----       -----        -----        -----
Net asset value, end of period .....................   $7.31       $7.37       $7.39       $7.71        $8.10        $9.73
                                                       =====       =====       =====       =====        =====        =====
TOTAL RETURN(e) ....................................    1.81%       3.96%       0.69%       1.63%       (9.80%)      (8.48%)(b)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...........  $1,387      $3,436      $6,488      $8,127      $14,909      $13,040
Ratio to average net assets--
 Expenses ..........................................    5.41%(g)    3.49%(g)    2.66%       3.10%        1.87%(g)     0.16%(b)(g)
 Net investment income .............................    1.45%(h)    2.80%(h)    2.37%       4.32%        7.85%(h)     7.59%(b)(h)
Portfolio turnover rate ............................     119%        414%        301%        153%         216%           0%

   ---------------
    * On July 2, 1990 the Fund's shareholders approved a change in the Fund's investment objective to provide investors with high current income generated by a non-diversified portfolio of high quality debt instruments having remaining maturities of two years or less denominated in the U.S.
      dollar and a range of foreign currencies. For periods prior to July 2,
      1990 the Fund's investment objective was to produce high after-tax income generated by a diversified portfolio of high-yield preferred stocks.


  (a)  Calculation based on average shares outstanding.


  (b) Annualized.


  (c) Ratio of expenses to average net assets prior to reimbursement from Manager was 3.16% and 1.17% in 1996 and 1988, respectively.

  (d) Ratio of net investment income to average net assets prior to reimbursement from Manager was 3.63% and 12.62% in 1996 and 1988, respectively.


  (e) Calculated without the deduction of sales charges.

  (f) Commencement of operations.


  (g) Ratio of expenses to average net assets prior to expense waiver and reimbursement from Manager was 6,03%, 3.78%, 2.64% and 2.58%(b) in 1996,
      1995, 1992 and 1991, respectively.

  (h) Ratio of net investment income to average net assets prior to expense waiver and reimbursement from Manager was 0.83%, 2.51%, 7.08% and 5.17%(b) in 1996, 1995, 1992 and 1991, respectively.




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    5

                               HOW THE FUNDS WORK

     THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES
-----------------

The primary investment objective of each Fund is to provide investors with high current income with capital preservation as a secondary objective. These investment objectives are fundamental policies and may not be changed except by a majority vote of shareholders.

To achieve its objective, each Fund will invest in a non-diversified portfolio of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and by writing call options on the currencies and securities in which each Fund is invested. Each Fund also may invest in repurchase agreements, cash or cash equivalents or such other high quality debt instruments as is consistent with its objectives. In addition, each Fund may hedge its currency exposure through the use of forward selling, futures contracts, options on futures contracts and options on foreign currencies.



Each Fund seeks to provide the highest level of current income, consistent with what the Funds' investment adviser, AMC, considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, each Fund will seek investment opportunities in foreign, as well as domestic, securities markets. While each Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, each Fund may invest a portion of its total assets in U.S. Dollar denominated securities. It is anticipated that, in normal circumstances, each Fund's assets will include securities in at least three countries, including the United States. Each Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. There can be no assurance that the Funds' yield will at all times exceed that of a money market fund. To the extent domestic short-term interest rates are higher than domestic long-term or foreign short or long-term interest rates, and the Funds are not substantially invested in U.S. Dollar denominated money market instruments, the Funds' yield may not be higher than that of a money market fund.

In pursuing its investment objectives, the Funds seek to minimize credit risk and fluctuations in net asset value by investing only in shorter-term debt securities. AMC actively manages the Funds' portfolio in accordance with a multi-market investment strategy, allocating the Funds' investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. AMC adjusts the Funds' exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with AMC's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by AMC in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Funds' investment portfolio. Each Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. Dollar.

The attractive returns currently available from short-term foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. AMC believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices--Forward Foreign Currency Exchange Contract," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Funds' shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such


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currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward currency, where such contract is available on terms more advantageous to the Funds than a contract to sell the currency in which the position being hedged is denominated. It is AMC's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if AMC is incorrect in its judgment of future exchange rate relationships, the Funds could be in a less advantageous position than if such a hedge had not been established.

In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona, Swiss Franc, German Mark, Portuguese Escudo, and the Finnish Markka. An issuer of debt securities purchased by the Funds may be domiciled in a country other than the country in whose currency the instrument is denominated.

Each Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Funds' portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by AMC to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by AMC to be of equivalent quality; (iv) certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by AMC to be of high quality; (v) Short-Term debt securities, including commercial paper, rated A(-)1 or A-2 by S&P, Prime(-)1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps Inc. or, issued by U.S. or foreign companies having outstanding debt securities rated AAA, AA, A or A- by S&P, or Aaa, or Aa, A or A- by Moody's and determined by AMC to be of acceptable quality, and loan participation interests having a remaining term not exceeding one year in loans extended to such companies by commercial banks or other lending institutions whose credit quality is comparable to the ratings described in this section and as determined by AMC to be of high quality; and (vi) futures contracts, options on futures contracts, options on foreign currencies, options on portfolio securities, and forward foreign currency exchange contracts.

Each Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Each Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables each Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Each Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange

Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). AMC believes that such investments do not involve the creation of such a senior security, but nevertheless has undertaken, pending the resolution of this issue by the staff, to establish a segregated account


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with respect to the Funds' investments in this type of commercial paper and to maintain in such account cash or other liquid securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type held by the Funds.


Each Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. The World Bank, Asian Development Bank and other such supranational organizations are not considered by the Funds or AMC as "banks" for purposes of computing investment restrictions regarding non-diversification or concentration policies and, as a result, the debt securities issued by such supranational organizations will not be included as banks for determination of compliance with the percentage limitations of such investment policies.

Each Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of certain currencies of the twelve member European Community States. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. AMC does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

SPECIAL CONSIDERATIONS AND RISKS

Foreign Securities. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

Illiquid Securities. Each Fund will not invest in illiquid securities if immediately after such investment more than 10% of either Fund's total assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the Fund over-the-counter and the cover for such options, and (d) repurchase agreements not terminable within seven days.

Interest Rate Fluctuations. The net asset value of each Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally


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associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Funds' shares normally will fluctuate less than that of a longer-term bond fund.

Non-diversification. Each Fund is a "non-diversified" investment company, which means that each Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve each Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes". To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of the Funds' requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Funds do not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between a Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. The Funds' investments in U.S. Government Securities are not subject to these limitations. Because the Funds, as nondiversified investment companies may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

INVESTMENT PRACTICES

Futures Contracts and Options on Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Funds will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Funds' portfolio securities or adversely affect the price of securities which a Fund intends to purchase at a later date. See the Funds' Statement of Additional Information for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

Each Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.


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Options on Foreign Currencies. Each Fund may purchase and write put and call options on foreign currencies to increase the Funds' gross income and for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates. Although, in the event of rate movements adverse to the Funds' position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Funds' investments in options on foreign currencies. See the Funds' Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

Options on Portfolio Securities. The Funds, in seeking their primary objective of high current income, may write covered call options on certain of their portfolio securities at such time and from time to time as AMC shall determine to be appropriate and consistent with the investment objectives of the Funds. A covered call option means that a Fund owns the security on which the option is written. Generally, the Funds expect that options written by them will be conducted on recognized securities exchanges. In certain instances, however, the Funds may purchase and sell options in the over-the-counter market ("OTC Options"). The Funds' ability to close option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Funds. In addition, the staff of the SEC has taken the position that OTC Options and the assets used as "cover" should be treated as illiquid securities. There is no fixed limit on the percentage of the Funds' assets upon which options may be written.

Each Fund will receive a premium (less any commissions) from the writing of such contracts, and it is believed that the total return to the Funds can be increased through such premiums consistent with the Funds' investment objectives. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Funds believe that the writing of covered call options listed on an exchange or traded in the over-the-counter market, where the Funds own the underlying security, tends to reduce such risks. The writer forgoes the opportunity to profit from an increase in market price of the underlying security above the exercise price so long as the option remains open. (See the Statement of Additional Information for more information.)

Forward Foreign Currency Exchange Contracts. Each Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Funds may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Funds believe that a foreign currency may suffer a substantial decline against the U.S. Dollar, they may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in such foreign currency, or when the Funds believe that the U.S. Dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Funds may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Funds believe that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Funds are denominated ("cross-hedge"). The Funds' Custodian will place cash not


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available for investment or liquid securities in a separate account of the Fund having a value equal to the aggregate amount of the Funds' commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or liquid securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Funds may purchase a call option permitting the Funds to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.


The successful use of the foregoing investment practices depends on AMC's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Funds' ability to dispose of their positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by a Fund would have to be exercised in order for a Fund to realize any profit and (ii) a Fund may not be able to sell currencies or portfolio securities covering an option written by a Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. See "Distributions and Taxes."

Repurchase Agreements. Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Funds to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Funds' money is invested. The Funds' risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, AMC will carefully consider the creditworthiness of the seller. If the financial institution that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Funds is unsettled. As a


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result, under these extreme circumstances, there may be restrictions on the
Funds' ability to sell the collateral and the Funds may suffer a loss.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, not affiliated with AMC. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

Temporary Defensive Positions. From time to time the Adviser may determine that market or economic conditions are not advantageous to the Funds and may establish a defensive position to preserve capital by temporarily investing all or part of its assets in short-term money market instruments, cash or cash equivalents (including receivables on securities transactions) in U.S. dollars or foreign currencies.

PORTFOLIO TURNOVER


The portfolio turnover rate may vary from year to year, as well as within a year. The annual rate of Fund I's portfolio turnover for the fiscal years ended December 31, 1994, 1995 and 1996 was 337%, 382% and 87%, respectively.

The annual rate of Fund II's portfolio turnover for the fiscal years ended December 31, 1994, 1995 and 1996 was 301%, 414% and 119%, respectively.


Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Funds' rate of turnover and the incidence of short-term capital gain taxable as ordinary income. AMC anticipates that the annual turnover in each Fund will not be in excess of 500%. An annual turnover rate of 500% occurs, for example, when the dollar equivalent of all of the securities in the Fund's portfolio are replaced five times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Funds and their shareholders. High portfolio turnover rate also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for Federal tax purposes, less than 30% of the annual gross income of each Fund must be derived from the sale of securities held by each Fund for less than three months. See "Distributions and Taxes."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

To maintain a range of portfolio securities and reduce investment risk, as a matter of fundamental policy, each Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government Securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


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     DISTRIBUTIONS AND TAXES
-----------------

DIVIDENDS AND CAPITAL GAINS

Each Fund intends to declare and pay dividends on a monthly basis. Net capital gains, if any, are normally distributed annually.

CHOOSING A DISTRIBUTION OPTION

When you buy shares of a Fund you can choose from three distribution options:

1) The Share Option reinvests your ordinary income dividends and/or capital gain distributions, if any, in additional shares. If no option is selected, income dividends (and capital gains, if any) will be reinvested in additional shares of the Fund. Income dividends and/or capital gains will be reinvested at the net asset value as of the reinvestment date for the distribution.

2) With the Cash Option, you receive ordinary income dividends and/or capital gain distributions in cash.

3) If you are also a shareholder in any of the other Astra Group Funds distributed by AFDC, the Transfer Option permits you to have income dividends and/or capital gain distributions of the Fund automatically invested in shares of any Astra Group Funds of which you are a shareholder at the applicable net asset value. If you select this option, the minimum subsequent investment requirements for additions to an existing account will be waived.

Once again, you must specify which option you desire when you place your order or submit your application. The tax consequences of distributions (described below) are the same whether you choose to receive them in cash or to reinvest them in additional shares of a Fund or another Astra Fund.

If for any fiscal year of each Fund, the amount of distributions paid or deemed paid for such year exceeds the Funds' investment company taxable income plus net realized capital gains for such year, the amount of such excess would be treated as a return of capital to all those shareholders who held shares of the Funds during the year. In such case, each distribution paid or deemed paid for that year would be treated, in the same proportion, in part as a distribution of taxable income and in part as a return of capital. Shareholders would incur no current Federal income tax on the portion of such distributions which are treated as a return of capital, but each shareholder's basis in his Fund would be reduced by that amount. This reduction of basis would operate to increase the shareholder's capital gain (or decrease their capital loss) upon subsequent redemption of his shares.

INVESTMENT RETURN INFORMATION

Advertisements, sales literature and communications with shareholders and others may cite the Funds' performance calculated on a total return basis as well as the Funds' current yield over any period of time. Each Fund will compute its yield by dividing its net investment income per share during a 30-day base period by the maximum offering price on the last day of the base period. This 30-day yield is then compounded over 6 monthly periods and multiplied by 2 to provide an annualized yield. Total return will be computed by determining the average annual compounded rate of return that would equate the initial amount invested to the ending redeemable value of the investment. Total return will be calculated for one, five and 10-year periods or, if such periods have not elapsed, for the life of the Funds.


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The Funds may also publish a distribution rate in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for each Fund will be calculated by dividing the maximum offering price per share into the annualization of the total distributions made by each Fund during the same thirty-day period. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned interest and dividend items of income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load.

Advertisements and communications may compare each Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, each Fund's performance may be compared to various investment indexes including rates on: certificates of deposit, Treasury bills, money market funds and corporate bonds, the Consumer Price Index or other economic benchmark indicators, as well as insurance company products. The Funds may also quote or display interest or currency rates from foreign countries in its advertising or promotional materials, including, but not limited to, the Eurocurrency deposit rates, foreign savings rates, yields on debt securities, prevailing currency rates, interest rates offered by foreign banks, foreign CD rates, foreign corporate security rates or LIBOR rates.

Advertisements and other communications may cite current and compounded yield and distribution rates. Quotations of historical total returns, yields and distribution rates are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Funds' yield, total return or distribution rate will depend on the particular investments in their portfolios, their total operating expenses and other conditions. For further information, including the formulas and examples of the yield and total return calculations, see the Statement of Additional Information.

TAXES

Each Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Funds' policy to distribute to shareholders all of their investment income (net of expenses) and capital gains (net of capital losses) in accordance with timing requirements imposed by the Code so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes, or the 4% excise tax.

Distributions by each Fund of its net investment income (including foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by each Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain distributions and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held his shares. The Funds have capital loss carryforwards which may be used, subject to various restrictions and limitations, to offset future recognized capital gains. See the Statement of Additional Information under "Tax Matters" regarding the availability of the capital loss carryforwards.


Portions of the Funds' investment income may be subject to foreign income taxes withheld at the source. The Funds may elect to "pass-through" to their shareholders these foreign taxes, in which event each shareholder will be required to include his pro rata portion of such foreign taxes in gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.


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   14

Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of one of the Funds. In general, distributions by the Funds are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Funds and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed-through," will be sent to shareholders promptly after the end of each year.


Each shareholder must furnish to the appropriate fund a certified taxpayer identification number ("TIN"). Each Fund is required to withhold 31% from reportable payments including ordinary income dividends, capital gain dividends and redemptions and exchanges occurring in accounts where the shareholder has failed to furnish a certified TIN and has not certified that withholding does not apply.


The Funds reserve the right to close all accounts without a certified TIN by redeeming all shares in the accounts at their current net asset value.


If a Fund receives notice from the Internal Revenue Service that a previously certified TIN is incorrect, the Fund will immediately impose back-up withholding and such account may be involuntarily redeemed as mentioned above.


The Funds also reserve the right to reject any Application that does not furnish a certified TIN, or does not indicate that a TIN has been applied for by checking the "Awaiting TIN" box on the Application.


If a TIN has been applied for and the "Awaiting TIN" box is checked on the application, the Funds generally will not withhold on dividends and other reportable payments for the 60-consecutive-day period beginning with the day on which the Funds receive the awaiting-TIN certificate. However, the Funds will withhold on any withdrawals made after the close of 7 business days after the date the awaiting-TIN certification is received and before the earlier of the date that (i) the Funds receive a certified TIN, (ii) the relevant account is closed, or (iii) backup withholding starts on all reportable payments made to the relevant account. If, at the end of the 60-day period, a TIN has not been received and certified on the IRS Form W-9, the Funds reserve the right to redeem all shares in the relevant account at their current net asset value.


                               SHAREHOLDER'S GUIDE

     HOW TO BUY SHARES OF THE FUNDS
-----------------

Shares of the Funds are made available through selected financial service firms such as broker-dealer firms and banks ("Firms") who have signed agreements with AFDC, the Funds' principal underwriter. Shares may also be purchased by check or wire directly to the Funds' Transfer Agent. The minimum initial investment by a shareholder in a Fund is $5,000 ($2,000 for IRAs). The minimum subsequent investment is $250, but these requirements may be changed or waived at any time at management's discretion. Any order for the purchase of shares may be rejected in whole or in part. Fund I's offering price is the net asset value next determined after an order is received, plus a varying sales charge, depending upon the amount invested. Fund II's offering price is the net asset value next determined after an order is received.


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   15

The sales charge applicable to shares of Fund I is determined as follows:

                                                                       Dealer
                                                          AS & OF    REALLOWANCE
                                             AS % OF        NET        AS % OF
                                            OFFERING      AMOUNT      OFFERING
        ON PURCHASES OF:                      PRICE      INVESTED       PRICE
        ---------------                     --------     --------     ----------
$5,000 but less than $100,000 ...........     3.00%        3.09%        3.00%
$100,000 but less than $500,000 .........     2.50%        2.56%        2.50%
$500,000 but less than $1,000,000 .......     2.00%        2.04%        2.00%
$1,000,000 but less than $2,500,000 .....     1.50%        1.52%        1.50%
$2,500,000 but less than $5,000,000 .....     1.00%        1.01%        1.00%
$5,000,000 and over .....................     None         None            *
----------
* On purchases of $5,000,000 and over, shares are acquired at net asset value with no sales charge or dealer concession charged to the investor, however, AFDC from its own assets will pay the selling firm .40% of the offering price. The amount of reimbursement that AFDC may be entitled to receive under the Fund's Distribution Plan remains unchanged.

The sales charge assessed upon the shares of Fund I is not an expense of Fund I and has no effect on the net asset value of shares of Fund I. AFDC allows the selling Firms to retain 100% of the sales charge. This may result in the selling Firm being considered an underwriter under the Securities Act of 1933, as amended. AFDC, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Fund and other funds in the Astra Group.

In connection with sales of shares of Fund II, AFDC compensates the selling Firms at a rate of 3.0% of purchase payments for shares subject to a contingent deferred sales charge. AFDC, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other Funds in the Astra Group.

You will receive a confirmation of each new transaction in your account that will also indicate the total number of Fund shares you own and the number of shares being held in safekeeping by the Fund's Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. CERTIFICATES REPRESENTING SHARES OF THE FUND WILL NOT BE ISSUED UNLESS YOU REQUEST THEM IN WRITING.

PURCHASE BY WIRE

For Fund I, purchases by wire transfer should be directed to "Investors Fiduciary Trust Co. ABA 101003621 for credit to Astra Short-Term Multi-Market Income Fund I A/C 752-443-9 for further credit to shareholder A/C #____________, Shareholder Name:______________________________."

For Fund II, purchases by wire transfer should be directed to "Investors Fiduciary Trust Co. ABA 101003621 for credit to Astra Short-Term Multi-Market Income Fund II A/C 752-443-9 for further credit to shareholder A/C #___________, Shareholder Name:______________________________."

For initial purchase by Federal funds wire, you must first obtain an account number by telephoning the Funds at 800-441-7267 (select option 4). You may then instruct your bank to wire funds as described above. After


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   16
you have received an account number and have wired funds, you must complete the application form that accompanies this Prospectus and send it to:

                        DST Systems, Inc.
                        P.O. Box 419174
                        Kansas City, MO 64141
                        Attn: Order Department

This procedure is for the protection of shareholders. A Fund will not honor orders for redemptions until it receives the proper authorizations. See the Application included in this Prospectus.

For subsequent investments by wire, first telephone Fund I or Fund II at 800-441-7267 to obtain a wire reference number prior to transmission. This helps the Funds to ensure proper credit to your account.

PURCHASE THROUGH DEALERS

Orders for purchase of shares placed through dealers will receive the net asset value next computed following receipt of the order provided the dealer receives the order prior to the close of the New York Stock Exchange and transmits it to AFDC prior to its close of business that same day (normally 3:00 p.m. Pacific time). In order to establish an Individual Retirement Account whereby Investors Fiduciary Trust Company acts as Custodian, dealers must provide the Fund's Transfer Agent with a completed IRA application signed by the investor prior to settlement of such purchase orders.

Dealers are required to provide payment within three business days after placing an order. DEALERS MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE MUST REFERENCE THE CONFIRM NUMBER TO ENSURE TIMELY CREDIT.

PURCHASE BY CHECK

An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of a Fund may also be purchased by sending a check payable to the appropriate Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear.

PRE-AUTHORIZED INVESTMENT PLAN

For your convenience, a pre-authorized investment plan (see "Pre-Authorized Investment Plan" on the Additional Account Privileges Form) may be established whereby your personal bank account is automatically debited and your Fund Account is automatically credited with additional full and fractional shares ($250 subsequent minimum investment). For further information on the pre-authorized investment plan, please contact the Shareholder Servicing Agent.

The minimum investment requirements may be waived by a Fund for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.

LETTER OF INTENT AND RIGHTS OF ACCUMULATION

FUND I. An investor may immediately qualify for a reduced sales charge on a purchase of shares of any fund in the Astra Group of Funds which imposes an initial sales charge by completing the Letter of Intent section of


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   17
the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for a reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with Fund
I. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Astra Group of Funds will be effective only after notification to AFDC that the investment qualifies for a discount. The shareholder's holdings in the Astra Group of Funds acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemptions) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: A minimum initial investment equal to 25% of the intended total investment is required. Five percent (5%) of the amount of the total intended purchase will be held in escrow (the "Escrow Shares"), in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The Escrow Shares will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the Escrow Shares will be paid as directed by the investor. The Escrow Shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the Escrow Shares will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by AFDC and the dealer with whom purchases were made pursuant to the Letter of Intent to reflect such further quantity discount on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to AFDC an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the Escrow Shares held for the investor's account will be released to the account in the name of the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of Escrow Shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the investor. By completing the Letter of Intent section of the Shareholder Application, an Investor grants to AFDC a security interest in the Escrow Shares and agrees to irrevocably appoint AFDC as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. The investor or the securities dealer must inform DST or AFDC that this Letter is in effect each time a purchase is made.

The value of all shares of Fund I plus shares of the other funds distributed by AFDC can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the


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   18
investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. The reduced sales charges also apply, on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $5 million.

Shares of Fund I and other funds of the Astra Group, purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

FUND II. For purposes of Rights of Accumulation and the Letter of Intent privilege, shares held by investors in Astra funds which impose a contingent deferred sales charge ("CDSC"), may be combined with shares of the Fund I for a reduced sales charge but will not affect any CDSC which may be imposed on the redemption of shares of a fund which imposes a CDSC.

The Letter of Intent option may be modified or discontinued at any time.

COMBINED PURCHASE PRIVILEGE

The combined Purchase Privilege is intended to allow qualifying investors a reduced sales charge only in an Astra Group Fund which imposes an initial sales charge and will not affect any CDSC which may be imposed on the redemption of Fund II shares or the compensation to selling firms on the sale of Fund II shares. Investors may qualify for the Combined Purchase Privilege by combining purchases of the Fund II shares with shares of any Astra Group Fund, which imposes an initial sales charge. Shares of Fund II may also be combined with shares of such other Astra Group Funds, for purposes of completing a Letter of Intent.

SPECIAL PURCHASES AT NET ASSET VALUE (FUND I ONLY)

Shares of Fund I may be purchased at net asset value by persons who have, within the previous 30 days, redeemed their shares of any Fund in the Astra Group which imposes a sales charge. The amount which may be purchased at net asset value is limited to an amount up to, but not exceeding, the net amount of redemption proceeds. Such purchases may also be handled by a securities dealer, who may charge the shareholder a fee for this service.

Shares of Fund I may be purchased at net asset value when the amount invested is documented to the Fund to be proceeds from the redemption (within 60 days of the purchase of Fund I shares) of shares of unrelated investment companies and where a commission or sales charge was paid.

Shares of Fund I may also be purchased at net asset value by any charitable organization, state, county or city, or any instrumentality, department, authority or agency thereof which has determined that Fund I is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management company ("an eligible


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   19
governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Astra Group of Funds, AFDC may pay such dealer
 .25% of the offering price.

Officers, directors and bona fide full-time employees of Fund I and with certain exceptions most officers, directors, and full-time employees of AMC, AFDC, Fund I's service agents, or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations-at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of AMC, may purchase shares of the Fund I at net asset value without a sales charge. Such a purchaser is required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to Fund I.

Relative to certain fee based Registered Investment Advisors, Management may, under circumstances, allow such Advisors to make investments on behalf of their clients at net asset value, without any commission or concession.

Additional terms concerning the offering of the Funds' shares are included in the Statement of Additional Information.

     HOW TO REDEEM SHARES OF THE FUNDS
-----------------

FUND I. Shares of Fund I are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business, reduced by any Federal income tax required to be withheld. The shares of Fund I are not subject to a contingent deferred sales charge.

FUND II. Shares of Fund II are redeemed at the net asset value next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business, reduced by the amount of any applicable contingent deferred sales charge described below and the amount of any Federal income tax required to be withheld.

If the shareholder holds his Fund II shares for more than four years after their purchase, he will not have to pay any charge when he redeems those shares. Shares of Fund II redeemed within the first four years of their purchase (except shares acquired through the reinvestment of distributions) will be subject to a contingent deferred sales charge. A contingent deferred sales charge is not imposed on (a) shares in the account which were purchased more than four years prior to the redemption, (b) all shares of Fund II in the account acquired through reinvestment of monthly distributions and capital gains distributions, and (c) the increase, if any, of value of all other shares of Fund II in the account (namely those purchased within the four years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption which will not be subject to a contingent deferred sales charge; i.e., each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause
(c) on a first-in-first-out basis.


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   20

Any contingent deferred sales charge which is required to be imposed on redemptions for shares of Fund II will be made in accordance with the following schedule:

           YEAR OF                                        CONTINGENT
           REDEMPTION                                      DEFERRED
           AFTER PURCHASE                                SALES CHARGE
           --------------                                ------------
           First .....................................        4%
           Second ....................................        3%
           Third .....................................        2%
           Fourth ....................................        1%
           Fifth and following .......................        0%

The contingent deferred sales charge will be paid to AFDC and may affect the amount of (i) Uncovered Distribution Charges calculated under Fund II's Distribution Plan, (ii) the management fee payable to AMC and (iii) the daily compensation payable to AFDC under Fund II's Distribution Plan (see "Distribution Plan").


No contingent deferred sales charge will be payable in connection with the redemption of shares purchased by officers, directors and bona fide full-time employees of the Fund, its service agents, or with certain exceptions, officers, directors and full-time employees and sales representatives of AMC or AFDC or affiliated companies thereof (or any trust, pension, profit-sharing or other benefit plan for such persons), broker-dealers having sales agreements with AFDC, all for their own accounts or for their spouse and children, and employees of such broker-dealer firms (for their own accounts only), and discretionary advisory accounts of AMC (if such purchasers state in writing that the purchasers are for their own investment purposes only and the purchaser represents that the shares will not be resold except to the Fund).


No contingent deferred sales charge will be payable in connection with the redemption of shares of Fund II which were acquired via certain exchange transactions as fully described in the Exchange Privilege Section of this Prospectus.

The contingent deferred sales charge will be waived for certain redemptions of shares of Fund II (i) upon the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an IRA or other qualified retirement plan. The contingent deferred sales charge will be waived in the case of a redemption of shares of Fund II following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares of Fund II owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The contingent deferred sales charge will also be waived in the case of a total or partial redemption of shares of Fund II in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services. The shareholder must notify the Funds' Transfer Agent either directly or through AFDC, at the time of redemption, that the shareholder is entitled to a waiver of the contingent deferred sales charge. The relevant information as requested in the Contingent Deferred Sales Charge Waiver Form, included in this prospectus on page 39, must be provided to the Funds' Transfer Agent at the time of the redemption request. The waiver will be granted subject to confirmation of the Investor's entitlement.

                              TYPES OF REDEMPTIONS

REDEMPTIONS BY MAIL


A written request for redemption (or an endorsed share certificate, if issued) must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by the corporation or the



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   21
association included with a redemption request to be considered in proper form. A signature guarantee by an eligible guarantor may be required as stipulated in Rule 17Ad-15(a)(2) under the Securities Exchange Act of 1934. To determine whether a signature guarantee or other documentation is required, shareholders may call the Funds' Shareholder Servicing Agent at (800) 441-7267.


REDEMPTION OF SHARES BY SECURITIES DEALERS


Brokers, dealers, or other sales agents may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption but neither the Funds nor AFDC impose any such charges other than the contingent deferred sales charge described above in connection with the redemption of shares of Fund II.


EXPEDITED REDEMPTIONS

You may have the payment of redemption requests (of $5,000 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). If no share certificates have been issued, you may request a wire redemption by telephone or wire to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 441-7267. You must complete the "Expedited Redemption" section of the application for this privilege to be applicable to you.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to him or her, or to anyone else properly designated as long as the account has a value (i.e., net asset value before any contingent deferred sales charge with respect to shares of Fund II) of at least $10,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's withdrawals, or $1,200, whichever is greater.

There are no separate charges to you under this Plan, however, all shares of Fund II may be subject to applicable contingent deferred sales charge. A number of full and fractional shares equal in value, after taking into account any applicable contingent deferred sales charge, to the amount of the requested payment will be redeemed. Such redemptions are normally processed on the fifth business day prior to the end of the month or quarter. Checks are then mailed on or about the first of the following month. Shareholders who elect to have a Systematic Withdrawal Plan must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the Systematic Withdrawal Plan section on the Additional Account Privileges Form. If you would like such payments automatically deposited to your bank account, please additionally complete the Automated Clearance House (ACH) Distribution Form which follows the Additional Account Privileges Form.

You may change the amount, frequency, and payee, or terminate this plan by giving written notice to the Funds' Transfer Agent. As shares of a Fund are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Fund.

GENERAL

Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Fund's Transfer Agent. A Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the


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   22
right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30-days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $5,000 other than as a result of a decline in the net asset value per share.

     SHAREHOLDER OPTIONS/PRIVILEGES
-----------------

EXCHANGE PRIVILEGE

FUND I. Shares of Fund I which have been held for a minimum of 30 days may be exchanged for shares of other Astra Group Funds distributed by AFDC which offer an exchange privilege at the then current net asset values of the respective funds at the time of such exchange provided that the value of shares being exchanged meets the minimum investment requirement of the fund into which they are being exchanged.

Shares of the other Funds distributed by AFDC which offer an exchange privilege may be exchanged for shares of Fund I on the basis of relative net asset values if the required holding period is satisfied as provided for in the Exchange Privilege Section of the respective funds' prospectuses.

FUND II. Shares of Fund II which have been held for a minimum of 30 days, may be exchanged for shares of any other Astra Group Fund which imposes a comparable contingent deferred sales charge and offers an exchange privilege (Astra Adjustable U.S. Government Securities Trust I and Astra Adjustable Rate Securities Trust I), at the then current net asset values of the respective funds and such exchanged shares will not be reduced by an amount of the otherwise applicable contingent deferred sales charge at the time of such exchange. However, shares acquired as a result of such exchange and subsequently redeemed will be subject to the then applicable contingent deferred sales charge if such shares were held less than four years since the purchase of Fund II's shares.

Shares of Fund II held for at least 4 years may be exchanged into any other Astra Fund distributed by AFDC which offers an exchange privilege at the then current net asset value provided that the value of the shares being exchanged meets the minimum investment requirement of the fund into which they are being exchanged. If such shares are subsequently redeemed they will not be subject to a CDSC.

Shares of the Astra Adjustable U.S. Government Securities Trust I and Astra Adjustable Rate Securities Trust I may be exchanged for shares of Fund II on the basis of relative net asset values if the required holding period is satisfied as provided for in the Exchange Privilege section of the respective funds' prospectuses.

GENERAL

The prospectuses of the other funds should be reviewed before effecting any exchange. With respect to both Fund I and Fund II, you should note that any such exchange, which may only be made in states where shares of the other funds are qualified for sale, may create a gain or loss to be recognized for Federal income tax purposes. Exchanges may be authorized by telephone. You will automatically be assigned this privilege unless you check the box on the application, which indicates that you do not wish to have the privilege (see "Telephone Exchange Privilege" section of application). In addition, if you exchange by mail, the exchange will be effected, upon receipt of written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed, into an identically registered account. The exchange privilege may be modified at any time or discontinued upon 60 days' written notice to shareholders.

REINSTATEMENT

PRIVILEGE If you have redeemed your shares of Fund II, you may reinvest up to the full amount of the proceeds of such redemption, at net asset value at the time of reinvestment. The amount of any contingent deferred sales charge


-----
   23
also will be reinvested. Such reinvested shares will retain their original cost and purchase date only for purposes of the contingent deferred sales charge. A reinvesting shareholder may realize a gain or loss for Federal income tax purposes as a result of such reinvestment, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of Fund II (or other shares of Fund II are purchased through reinvestment of distributions or otherwise within 30 days before or after the redemption), some or all of the loss will not be allowed as a deduction depending upon the relationship between the number of shares sold and the number of shares purchased by the reinvesting shareholder. In order to exercise this privilege, a written order for the purchase of shares must be received by Fund II's Transfer Agent, or be postmarked, within 30 days after the date of redemption. This privilege can be used only once per calendar year.

RETIREMENT PLANS


The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. The Funds have available prototype Individual Retirement Account ("IRA") plans (for both individuals and employers) and Simplified Employee Pension ("SEP") plans. Investors Fiduciary Trust Company acts as the custodian under these plans. For information, including the custodian's fees and forms necessary to adopt the plans, see the Statement of Additional Information and call or write AFDC.


     EXPEDITED REDEMPTION AND TELEPHONE EXCHANGE INFORMATION
-----------------

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or their Transfer Agent reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include:
(i) recording telephone instructions for exchanges and expedited redemptions
(ii) requiring the caller to give certain specific identifying information; and
(iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

     HOW THE FUNDS VALUE THEIR SHARES
-----------------

The net asset value and offering price of shares of each Fund are determined once daily as of the close of trading on the New York Stock Exchange (the "NYSE" or the "Exchange") during a Fund's business day, which is any day on which the Exchange is open for business. The net asset value of a Fund serves as the basis for the purchase and redemption price of Fund shares. The net asset value is also used in calculating the fee paid to the Manager.

CALCULATION OF NET ASSET VALUE

Net asset value is the value of a Fund's portfolio securities and other assets, less its liabilities, divided by the number of its shares outstanding. Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Funds Board of Trustees. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of the securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed that value, then the fair market of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. A security that is primarily traded on a U.S. or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current mean between bid and asked prices.



-----
   24

Investments in U.S. Government Securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Board of Trustees has determined that amortized cost is fair value. An option is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

     THE ASTRA GROUP
-----------------


Atlas Holdings Group, Inc. ("Atlas Group") is a financial services holding company and has its principal business address at 9595 Wilshire Boulevard, Suite 1001, Beverly Hills, CA 90212. It comprises several affiliated companies, including AMC and AFDC (whose principal business address is 11400 West Olympic Blvd. Suite 200, Los Angeles, CA 90064), which provide advisory, distribution and administrative services to the Funds. Atlas Group is a Delaware corporation of which Palomba Weingarten, Chairman of the Board of Trustees of the Funds, is the sole stockholder and Chief Executive Officer.

AMC provides a number of mutual funds, and may provide other personal and institutional accounts, with portfolio management services. It maintains a staff of experienced investment personnel and support facilities. Current assets under management are approximately $98 million.


Astra Fund Distributors Corp. distributes shares for all of Astra Group's mutual funds. AMC and AFDC are wholly-owned subsidiaries of Atlas Holdings Group, Inc. These companies are part of the umbrella name "Astra Group."

     PORTFOLIO MANAGEMENT
-----------------

Mr. Robert Womack, Jr. is the Portfolio Manager for Astra Short-Term Multi-Market Income Fund I and Fund II and has primary responsibility for the day-to-day management of the Funds on behalf of AMC. Additionally, Mr. Womack manages the Astra All-Americas Government Income Trust and is a member of the investment management committee responsible for the management of the Astra U.S. Government Securities Trust and the Astra Adjustable Rate Securities Trust. Mr. Womack has been a portfolio manager with the Pilgrim America Group (April 1995 to June 1995) and the Pilgrim Group of Funds (predecessor of "Atlas Group") (June 1993 to April 1995), responsible for managing the Pilgrim America Government Securities Income Fund (formerly known as Pilgrim GNMA Fund).

Mr. Womack joined the Pilgrim Group of Funds (predecessor of "Atlas Group") in June 1993 from World Savings and Loan Association in Oakland, California, where, from 1989 to 1993, his responsibilities included managing a $2.5 billion mortgage-backed securities portfolio, a $250 million government and mortgage-backed securities mutual fund, the institution's futures, options and interest rate swap portfolios, and World's $1 billion short-term investment portfolio.Prior to that he worked as a financial analyst for the Federal Home Loan Bank of San Francisco for 21 @ 2 years. Mr. Womack earned an MBA from Southern Methodist University in 1986 and a Bachelor's degree in business administration from Baylor University.


-----
   25

     MANAGEMENT FEES
-----------------

The Funds have a Board of Trustees, which establishes the Funds' investment policies and supervises and reviews the operations and management of each Fund. See "Trustees and Officers" in the Statement of Additional Information for each Fund for a complete description of the Trustees of the Funds. Management and administrative services are provided to the Funds by AMC pursuant to an Investment Management Agreement. For furnishing each Fund with investment advice and investment management and administrative services with respect to the Funds' assets, including making specific recommendations as to the purchase and sale of portfolio securities, furnishing requisite personnel and office space, and in general supervising and managing the Funds' investments (subject to the ultimate supervision and direction of the Funds' Board of Trustees), each Fund pays AMC a monthly fee equal to 0.625% per annum of its average daily net assets on the first $1 billion of net assets, plus 0.55% on net assets in excess of $1 billion.


AMC will reduce its aggregate fees for any fiscal year, or reimburse each Fund, to the extent required so that each Fund's expenses do not exceed the expense limitations applicable to each Fund under the securities laws or regulations of those states or jurisdictions in which a Funds' shares are registered or qualified for sale.


     ADMINISTRATIVE FEES
-----------------

Pursuant to the Investment Management Agreement, AMC supervises the overall administration of the Trust. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.

Under a sub-administration agreement between AMC and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Funds, subject to the supervision of AMC. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Funds' registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, AMC (not the Funds) has agreed to pay PFPC a monthly fee at the annual rate of
 .07% of the average net assets of each Fund subject to certain minimums, exclusive of out-of-pocket expenses. In addition, the Funds reimburse AMC for the costs of preparing tax returns and filing of Blue Sky registrations.

     DISTRIBUTION PLAN
-----------------

The Funds finance activities which are primarily intended to result in the sale of the Funds shares and each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 permits mutual funds, such as the Funds, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule.

FUND I. Fund I has adopted a Plan (the "Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), whereby it will pay AFDC up to a maximum of 0.30% (3/10 of 1%) per


-----
   26
annum of its average daily net assets for expenses incurred in the distribution and promotion of its shares, including the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to securities dealers and others who have executed a distribution or service agreement with AFDC. Some payments under the Plan are used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.20%, annualized, of the assets maintained in the Fund by their customers. For the year ended December 31, 1996, the Fund reimbursed AFDC $25,221 for such distribution expenses.

The payments which AFDC is entitled to receive annually under the Plan will be reduced if they exceed AFDC's actual reimbursable distribution expenses in a given year plus unpaid expenses incurred in the prior three years. At December 31, 1996, AFDC had incurred approximately $367,058 (5.4% of the Fund I's net assets) of distribution expenses in excess of amounts currently reimbursable by the Fund.

If the Plan is terminated or not continued in accordance with its terms, Fund I's obligation to make payments to AFDC pursuant to the Plan will cease and Fund I will not be required to make any further payments for expenses incurred after the date on which the Plan terminates.


Under the Glass-Steagall Act and other applicable laws, certain banking institutions are prohibited from distributing investment company shares. If a bank were prohibited from providing certain agency or administrative services, shareholders would be permitted to remain as Fund I shareholders and alternate means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND II. The Plan provides daily compensation to Fund II's principal underwriter for its distribution services and facilities (daily compensation). Pursuant to the Plan, but subject to the .75% limitation described below, Fund II will pay the principal underwriter daily compensation in the form of (i) sales commissions equal to 4% of the amount received by Fund II for each share sold (excluding reinvestment of dividends and distributions) and (ii) an interest fee calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges of the principal underwriter. The principal underwriter currently expects to pay sales commissions to dealers at the time of sale of 3% of the purchase price of the shares sold by such dealer. See How to Buy Shares of the Funds. The principal underwriter will use it own funds (which may be borrowed from banks) to pay such sales commissions.

Because the payment of the sales commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the .75% limitation in the Plan, it will take the principal underwriter a number of years to recoup the sales commissions paid by it to dealers from the daily compensation payments received by it from Fund II pursuant to the Plan. Such daily compensation will be accrued daily (at the rate of 1/365 of .75% of Fund II's net assets) and paid monthly, but will be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent on any given day to all unpaid sales commissions (sales commissions previously due less amounts received pursuant to the Plan) and the interest fee to which the principal underwriter is entitled under the Plan less all contingent deferred sales charges previously paid to the principal underwriter. The Atlas Holdings organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses incurred by the Atlas Holdings organization in distributing shares of Fund II. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization.


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   27

The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of Fund II and will accordingly reduce Fund II's net assets upon such accrual. However, in accordance with generally accepted accounting principles, Fund II does not accrue future daily compensation as a liability of Fund II or reduce Fund II's current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. The amount of daily compensation payable on each day is limited to 1/365 of .75% of Fund II's net assets on such day. The level of Fund II's net assets changes each day and depends upon the amount of sales and redemptions of Fund II shares, the changes in the value of Fund II's portfolio investments, the expenses of Fund II accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by Fund II.


The Plan provides that Fund II will make no daily compensation payments to the principal underwriter during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. Such daily compensation will be paid to the principal underwriter whenever there exist Uncovered Distribution Charges under the Plan. During the year ended December 31, 1996, the principal underwriter earned $16,885 in daily compensation.


The Plan provides that it shall continue in effect for as long as such continuance is approved at least annually by the vote of a majority of the Trustees of Fund II and a majority of the Trustees of Fund II who are not interested persons of Fund II and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the Rule 12b-1 Trustees).

Periods with a high level of sales of Fund II shares accompanied by a low level of redemptions of Fund II shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of Fund II shares accompanied by a high level of early redemptions of Fund II shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.


Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of Fund II shares during the first few years of Fund II's operations would cause a large portion of the daily compensation attributable to a sale of Fund II shares to be accrued and paid by Fund II to the principal underwriter in fiscal years subsequent to the years in which such shares were sold. The spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased interest fees under the Plan. At December 31, 1996, Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the principal underwriter) amounted to $736,725.


The Plan authorizes payments which may be equivalent, on an aggregate basis during any fiscal year of Fund II, of up to .75% of Fund II's average daily net assets for such year. It is anticipated that the Astra organization will benefit by reason of the operation of the Plan through increases in Fund II's assets (thereby increasing the advisory fees paid to AMC) resulting from sale of Fund II shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. It is anticipated that Fund II will benefit by having the continuous cash flow resulting from the sale of new shares which will be used to meet shareholder redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.

Fund II may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, Fund II's management intends to consider all relevant factors, including, without limitation, the size of Fund II, the investment climate and market conditions, the


-----
   28
volume of sales and redemptions of Fund II shares, and the amount of Uncovered Distribution Charges of the principal underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund II shares. However, Fund II is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund II shares would not, of course, affect a shareholder's ability to redeem his shares.

The National Association of Securities Dealers has reviewed Article III, Section 26 of its Rules of Fair Practice governing sales charges and its members have approved a proposed revision of such rules. The NASD rule proposal will cover Rule 12b-1 distribution fees and can be expected to affect a number of plans adopted by the mutual fund industry under Rule 12b-1. If the SEC approves the proposed amendment to the NASD rules, the Trustees will consider what, if any, modification of Fund II's Plan or distribution practices may be appropriate.

See the Statement of Additional Information for a further description of the Distribution Plans.

SHAREHOLDER MAINTENANCE AGREEMENT


Fund II has entered into a shareholder maintenance agreement with AFDC pursuant to which AFDC may pay certain broker-dealers or financial service firms a trail commission or maintenance fee. AFDC will receive an annual fee equal to 0.25% of the Fund's average daily net assets and may compensate such firms periodically, determined by a formula based upon the net assets represented by accounts serviced by such firm during the period for which payment is being made, the level of activity in accounts serviced during such period, and the expenses incurred, provided that such fees will not exceed, on an annualized basis for Fund II's then-current fiscal year, 0.25% of its average daily net assets represented by shares owned during the period for which payment is being made. During the year ended December 31, 1996, AFDC earned maintenance fees of $5,628.


     GENERAL INFORMATION
-----------------

AGIS was organized as a Massachusetts business trust on November 21, 1985 under the name Pilgrim Preferred Fund. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. AGIS' shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees.

AGIS currently issues shares of beneficial interest, without par value, in two series. The investment objectives and policies and investment restrictions are the same for both series. Shares of Astra Short-Term Multi-Market Income Fund I may be purchased at a price equal to the next determined net asset value per share plus a varying front-end sales charge. Shares of Astra Short-Term Multi-Market Income Fund II are sold at the net asset value per share next determined, but may be subject to a contingent deferred sales charge. Each of the Funds' shares of beneficial interest has one vote and shares equally in dividends and distributions and in the respective Fund's net assets upon liquidation. Additional series may be added in the future by the Board of Trustees.

The Board of Trustees may classify or reclassify any unissued shares of a Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.


-----
   29

The overall management of the business of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between each Fund and persons or companies furnishing services to a Fund.

Day-to-day operations of the Funds are delegated to its elected officers, subject to the investment objective and policies of the Funds, the general supervision of the Board of Trustees and applicable state law.

Generally, there will not be annual meetings of shareholders. A Trustee of the Funds may, in accordance with certain rules of the Securities and Exchange Commission, be removed from office when the holders of record of not less than two-thirds of the outstanding shares either present a written declaration to the Funds' Custodian or vote in person or by proxy at a meeting called for this purpose. In addition, the Trustees will promptly call a meeting of shareholders to remove a Trustee(s) when requested to do so in writing by record holders of not less than 10% of the outstanding shares. Finally, the Trustees shall, in certain circumstances, give such shareholders access to a list of the names and addresses of all other shareholders or inform them of the number of shareholders and the cost of mailing their request.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Declaration of Trust disclaims shareholder liability for acts of obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the property of for all loss and expense of any shareholder of the Funds held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would be unable to meet their obligations wherein the complaining party was held not to be bound by the disclaimer.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Funds of the Trustees and officers of the Funds except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Funds. Such person may not be indemnified against any liability to the Funds or the Funds shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

OTHER INFORMATION

As used in this Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of a Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy, whichever is less.

Investors in each Fund will be informed of its progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

This Prospectus is not an offering of the securities herein described in any state in which the offering may not lawfully be made.No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in this Prospectus.


-----
   30

[ASTRA                       ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I AND II
 LOGO]                                                  NEW ACCOUNT APPLICATION
-------------------------------------------------------------------------------
INITIAL INVESTMENT
PLEASE MAIL THE COMPLETED
APPLICATION TO:
  DST SYSTEMS, INC.
  P.O. BOX 419174
  KANSAS CITY, MO 64141
For accounts established
via Federal Funds Wire,
please mail the completed
application to:
    DST Systems, Inc.
    P.O. Box 419174
    Kansas City, MO 64141
    Attn: Order Dept.



         Please check the box mext to the Fund in which you are investing. If no selection is made, your investment may be delayed.
[ ] (81) Astra Short-Term Multi-Market Income Fund I
[ ] (29) Astra Short-Term Multi-Market Income Fund II*
[ ] Establish the account specified below with the enclosed check for $ ________ payable to the Fund selected above. Minimum initial investment is $5,000

[ ] Payment has been made by Dealer purchase on ______________, $_______________
                                                    (Date)          (Amount)

                                                ________________________________
                                                         (Order Number)

[ ] Payment has been made by Fed. funds wire #_______________ on _______________
                                              (Reference No.)        (Date)

                                              _______________,   $______________
                                               (Account No.)         (Amount)
--------------------------------------------------------------------------------
ACCOUNT
REGISTRATION

Joint Tenancy will be
assumed unless
otherwise noted.


Full Name/Corporate Name                    **Social Security or Taxpayer I.D. #

_____________________________________    _______________________________________
Co-owner (if applicable)                   [ ] Check this box if awaiting TIN

________________________________________________________________________________
Street Address

________________________________________________________________________________
City, State, Zip

________________________________________________________________________________


                        Check the Appropriate box below:

[ ] I am a United States Citizen

[ ] I am a Resident Alien (Please complete a W-9 and 1978)

[ ] I am a Non-Resident Alien (Please complete a W-8)

    Indicate what country a tax resident of ______________________.

    Special Note: If Joint Registration each Non-Resident Alien must fill out a W-8.




--------------------------------------------------------------------------------
 *SHARES MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE.
**THE FUND RESERVES THE RIGHT TO REJECT ANY APPLICATION THAT DOES NOT FURNISH A
  CERTIFIED TIN, OR DOES NOT INDICATE THAT A TIN HAS BEEN APPLIED FOR BY CHECKING THE "AWAITING TIN" BOX ON THE APPLICATION.


-----
   31

--------------------------------------------------------------------------------
DISTRIBUTION
INSTRUCTIONS

If you wish your cash
distributions to be
electronically credited
to your bank account,
please attach a voided
check.

If no box is checked, all distributions will be reinvested in additional shares of the Fund.
INCOME DIVIDENDS: (elect one)

[ ] Reinvest dividends     [ ] Pay dividends in cash
[ ] Use Dividend Transfer Option

CAPITAL GAINS DISTRIBUTION: (elect one)

[ ] Reinvest capital gains     [ ] Pay capital gains in cash

If you wish to utilize the Dividend Transfer Option, please designate the Astra Fund account you wish to have your dividends reinvested in:

_______________________________    ___________________________________________
Fund Name                          Existing Acct. No.

[ ] Check this box if you wish your cash distributions to be sent to a payee or address other than that listed in the "ACCOUNT REGISTRATION" section above and indicate the payee and address below. If you would like to have your distribution payments automatically deposited to your bank account, please complete the Automated Clearing House (ACH) Distribution Form which follows the Additional Account Privileges Form herein.:

______________________________________________________________________________
                                      Payee

______________________________________________________________________________
                                 Street Address

______________________________________________________________________________
                          Account Number If Applicable

______________________________________________________________________________
                            City, State and Zip Code

______________________________________________________________________________

SPECIAL SERVICES:

EXPEDITED
REDEMPTIONS

Please indicate a commer-
cial bank and ATTACH A
VOIDED CHECK for this
account. "FOR DEALER
ONLY" section must be
completed.


TELEPHONE EXCHANGE
PRIVILEGE--Telephone
exchanges may be made by
calling DST Systems,
Inc. at (800) 441-7267 before
the close of the NYSE on any
business day the exchange is
open.


I (we) authorized the Fund's Transfer Agent to act upon telephone or wire instructions from any person to have amounts redeemed from my (our) account in the Fund and:

[ ] WIRED to the bank account designated below. ($5,000 minimum)
    Name of Bank                               Branch

______________________________________________________________________________
    Bank Address

______________________________________________________________________________


______________________________________________________________________________
    Name of Account                            Account Number

______________________________________________________________________________


You will automatically be assigned this privilege unless you instruct the Fund otherwise by checking the box below. Shares may only be exchanged between accounts with identical registrations. Any certificates for shares must be deposited prior to any exchange of such shares. Certain Restrictions apply to this privilege. Please read the Prospectus carefully.

[ ] I do not wish to have Telephone Exchange Privilege.
_______________________________________________________________________________


-----
   32

_______________________________________________________________________________

OTHER SERVICES

READ THE PROSPECTUS FOR
FURTHER DETAILS ON RIGHTS
OF ACCUMULATION AND
LETTERS OF INTENT, OR
CALL (800) 441-7267.

FIVE PERCENT OF THE DOLLAR
AMOUNT OF THE LETTER OF
INTENT WILL BE HELD IN
ESCROW UNTIL THE INTENDED
PURCHASE HAS BEEN
COMPLETED.

[ ]  RIGHTS OF ACCUMULATION
     I apply for reduced sales charges, subject to the Transfer Agent's confirmation of the following eligible holdings:

        Fund              Shareholder Registration            Account No.
        ----              ------------------------            -----------

___________________     _______________________________    __________________

___________________     _______________________________    __________________

[ ]  LETTER OF INTENT
     I intend to invest over a 13-month period beginning _____________________
     [ ] $100,000     [ ] $500,000      [ ] $1,000,000
     [ ] $2,500,000   [ ] $5,000,000 or more

     Existing account information:

        Fund              Shareholder Registration            Account No.
        ----              ------------------------            -----------

___________________     _______________________________    __________________

___________________     _______________________________    __________________

_______________________________________________________________________________

CERTIFICATION AND
SIGNATURE

Cross out (2) if it is not
correct.

The account owners or their representatives certify that they have the power and authority to establish this account and select the privileges requested, subject to the terms outlined in the Prospectus. Atlas Holdings Group, Inc. or any subsidiary, affiliate or agent or their officers, directors or employees will not be liable for any loss expense or cost for acting upon any instructions or inquiries believed genuine. The account owners certify that the current Prospectus for the Fund has been received and read and that the authorizations hereon shall continue until the Fund receives written notice of a modification signed by all appropriate parties or a termination signed by any party. This account is subject to the terms of the Fund's Prospectus, as amended from time to time, and the terms herein set forth, and subject to acceptance by the Fund and to the laws of California. All terms shall be binding upon the representatives, successors, and assigns of the account owners.

UNDER PENALTIES OF PERJURY, THE UNDERSIGNED HEREBY CERTIFY (1) THAT THE SOCIAL SECURITY OR TAXPAYER I.D. NUMBER ABOVE IS CORRECT AND (2) THAT THE ACCOUNT OWNER IS NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) THE UNDERSIGNED IS EXEMPT FROM BACKUP WITHHOLDING, OR (B) THE UNDERSIGNED HAVE NOT BEEN NOTIFIED OF BEING SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE I.R.S. HAS PROVIDED NOTIFICATION THAT THE ACCOUNT OWNER IS NO LONGER SUBJECT TO BACKUP WITHHOLDING.

Corporations, trusts, and partnerships hereby certify that each of the persons listed below have been duly elected, and are now legally holding the offices set forth opposite his/her name and have the authority to make this authorization. Please print titles with signatures if signing on behalf of a business or trust to establish this account.

All persons signing as representatives warrant as individuals that each person signing is an authorized representative of the account owner, that the account and privileges selected have been duly authorized, that all signatures hereon are genuine and that the persons indicated hereon are authorized to sign. It is understood that the Fund, Astra Fund Distributors Corp. and the Transfer Agent may rely on these authorizations until revoked or amended by written notice delivered by registered mail to the Fund.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


  Authorized Signature                                    Title

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________
  Authorized Signature                                    Title

______________________________________________________________________________

                                              Date

                                              ________________________________
Telephone Number:
Home:  (___)_______________
Other: (___)_______________

______________________________________________________________________________

-----
   33

______________________________________________________________________________

FOR DEALER ONLY:
(Please Print)

The undersigned ("Dealer") agrees to all applicable provisions in this Application and the Dealer Agreement, guarantees the signature of and representations by the Shareholder, agrees to notify Astra Fund Distributors Corp. of any purchases made under a Letter of Intent or Rights of Accumulation, and represents that this Application is properly executed by a signer authorized to guarantee signatures for the Dealer.

                  Dealer's name  ______________________________________________

            Main office address  ______________________________________________

 Authorized signature of dealer  X_____________________________________________

          Branch street address  ______________________________________________

                           City  _______________ State _________ Zip __________

Representative No. and last name ____________________ Telephone No. ___________

_______________________________________________________________________________




-----
   34

[LOGO]                      ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I AND II
                                                 ADDITIONAL ACCOUNT PRIVILEGES
______________________________________________________________________________
SYSTEMATIC
WITHDRAWAL
PLAN

PLEASE MAIL THE
COMPLETED FORM TO:
   DST Systems, Inc.
   P.O. Box 419174
   Kansas City, MO 64141

If you wish your SWP
payments to be electronically
credited to your bank account,
please attach a voided check.

I (we) authorize the Fund's Transfer Agent, to liquidate shares in and withdraw cash from my account 5 business days prior to the beginning of ________________ (month) to provide [ ] Monthly or [ ] Quarterly Systematic Withdrawal Plan payments ("SWP") in the amount of $_____________ ($100 minimum) to the registered shareholder or to the following designated payee:

Full Name/Corporate Name

______________________________________________________________________________
Name of Payee or Payee Bank                       Bank Account Number (if any)
(If payments are to be made to a bank account, please complete the Automated Clearing House (ACH) Distribution Form which follows):

______________________________________________________________________________
Street Address

______________________________________________________________________________
City, State, Zip

______________________________________________________________________________
Authorized Signature(s)

______________________________________________________________________________

PRE-AUTHORIZED
INVESTMENT PLAN

PLEASE ATTACH A VOIDED
CHECK FOR THIS ACCOUNT

Mail the completed
form to the above
address

I (we) authorize the Fund's Transfer Agent, to draw checks or debit instructions on the bank account provided below, beginning on the [ ] 5th and/or [ ] 20th of ___________________ (month) and on the same day each month thereafter in the amount of $_________________ ($250 minimum) to purchase additional shares of the
Fund:

Full Name/Corporate Name                          Bank Account Number


______________________________________________________________________________
Name of Bank                                          Branch


______________________________________________________________________________
Address


______________________________________________________________________________
City, State, Zip


______________________________________________________________________________
Authorized Signature(s)

-------------------------------------------------------------------------------

               DETACH HERE AND RETURN THIS TO YOUR BANK IF YOU ARE
                  ESTABLISHING A PRE-AUTHORIZED INVESTMENT PLAN

(AUTHORIZATION TO HONOR CHECKS OR DEBIT INSTRUCTIONS DRAWN BY DST SYSTEMS, INC.,
        ON BEHALF OF ASTRA SHORT-TERM MULTI MARKET INCOME FUND I AND II,
                          FOR AUTOMATIC PURCHASE PLAN)

   Please PRINT

        Name of
      Depositor
   (as shown on
  bank records)_______________________________

           Bank
        Account
         Number_______________________________

           Name
        of Bank_______________________________

        Address
        of Bank_______________________________

City, State and
       Zip Code
        of Bank_______________________________

As a convenience, I (we) hereby request and authorize you to pay and charge to my (our) account checks or debit instructions drawn on my (our) account by DST Systems, Inc., the Fund's Agent and payable to the order of the Fund provided there are sufficient collected funds in said account to pay the same upon presentation. I (we) agree that your rights with respect to each such check or debit instructions shall be the same as if it were a check drawn on you and signed personally by me (us). This authority is to remain in effect until revoked in writing and until you actually receive such notice I (we) agree that you shall be fully protected in honoring any such checks or debit instructions.

I (we) further agree that if any such check or debit instructions be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.

Signature(s) of Depositor(s) (signed exactly as shown on bank records)

X_____________________________________________________________________________


X_____________________________________________________________________________


___________________________________________________________ 19________________
Date Signed

-----
   35

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-----
   36

THE ASTRA GROUP OF FUNDS AUTOMATED CLEARING HOUSE ("ACH") DISTRIBUTION FORM
--------------------------------------------------------------------------------
Please accept this form as instructions to have future (check those that apply)
[ ] Income Dividends [ ] Capital Gains Distributions [ ] Systematic
Withdrawal Plan Payments deposited directly into my bank account as indicated below:
--------------------------------------------------------------------------------
BANK ACCOUNT INFORMATION

                                              (  )
      --------------------------------------------------------------------
       Bank Name                               Bank Telephone Number

      --------------------------------------------------------------------
       Address of Bank

      --------------------------------------------------------------------
       Name of Depositor                       Bank Account Number*

      --------------------------------------------------------------------
       Name of Joint Depositor (if any)

--------------------------------------------------------------------------------
                            ASTRA ACCOUNT INFORMATION

                                                  /
      --------------------------------------------------------------------
          Fund Name                                  Account Number
                                                  /
      --------------------------------------------------------------------
          Fund Name                                  Account Number
                                                  /
      --------------------------------------------------------------------
          Fund Name                                  Account Number
                                                  /
      --------------------------------------------------------------------
          Fund Name                                  Account Number

--------------------------------------------------------------------------------
                                  AUTHORIZATION

As a convenience to me (us), The Astra Group of Funds is hereby directed to initiate credit and, if necessary, debit entries, and adjustments for any credit or debit entries made in error, to my (our) bank account. This authority is to remain in effect until receipt of revocation, in writing, from me (us). I (we) agree that The Astra Group of Funds, Atlas Holdings Group, Inc., and its affiliates ("Companies") shall be fully indemnified and protected in honoring any such transactions. If any such credit is dishonored, whether with or without cause and whether intentional or inadvertently caused, I (we) also agree that Companies shall be under no liability whatsoever beyond the payment of the Income Dividend, Capital Gains Distribution or Systematic Withdrawal Plan Payment addressed herein.

_____________________________________      _____________________________________
Signature of Shareholder**                 Signature of Co-Owner**
                                           (if applicable)

(  ) _____________ (  ) _____________      (  ) _____________ (  ) _____________
Home Telephone     Bus. Telephone          Home Telephone     Bus. Telephone

 *A voided check or deposit slip for this account must be attached. **Must be signed exactly as account is registered.


-----
   37

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-----
    38

                  ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
                  CONTINGENT DEFERRED SALES CHARGE WAIVER FORM
      (TO BE COMPLETED ONLY IF THE UNDERSIGNED BELIEVES THAT HE IS ENTITLED
              TO A WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE.)


     If you believe you are entitled to a waiver of the Contingent Deferred Sales Charge in accordance with the terms set forth on pages 20-21 of the prospectus, you must complete this Contingent Deferred Sales Charge Waiver Form and send it to the Fund's Transfer Agent at its address given below. The waiver will only be granted upon confirmation of your entitlement.

     Check the item below which the undersigned is relying upon for a waiver of the Contingent Deferred Sales Charge and send any required documents specified therein:

[ ] Redemption is made upon the death or permanent disability of shareholder.
    (Enclose either a certified death certificate or certification of permanent disability (see below), whichever is appropriate).

[ ] Redemption is made in connection with mandatory distributions from an IRA or other qualified retirement plan. For IRA or other qualified retirement plan accounts where IFTC acts as custodian, please contact the Fund for a Distribution Request Form which must accompany this Contingent Deferred Sales Charge Waiver Form.

    Briefly explain the basis on which the undersigned believes he is eligible to rely on the item above.

    ___________________________________________________________________________

    ___________________________________________________________________________

    ___________________________________________________________________________

    Signature _________________________________________________________________
                      (Exactly as on Account Registration)

    DATE ________________________________________________________________, 19

    Name(s) ___________________________________________________________________

    ___________________________________________________________________________
                                 (Please Print)

                       MAIL THE COMPLETED WAIVER FORM TO:
            DST SYSTEMS, INC. P.O. BOX 419174, KANSAS CITY, MO 64141


                            DEFINITION OF DISABILITY

     An individual will be considered disabled if he meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.


                           CERTIFICATION OF DISABILITY


I ______________________ certify that _________________________________________
      Physician Name                             Investor/Patient

is under the regular care of ____________________________________ and is unable
                                      Licensed Physician

to perform the material duties of his or her regular occupation or employment; or is unable to engage in any substantial gainful activity by reason of a physical or mental impairment which may result in death or be of continued and indefinite duration. Date of Determination of Disability ________________.

Physician Signature _______________________ Date ______________________________


-----
  39

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------
40

      IMPORTANT INFORMATION REGARDING COMPLETION OF THE SUBSTITUTE FORM W-9
---------------------------


     The Fund, and other payers, must, according to IRS regulations, withhold 31% of reportable dividends (whether paid or accrued) and redemption payments if a shareholder fails to provide a taxpayer identification number, and a certification that he is not subject to backup withholding in the Substitute Form W-9 included as a part of this Letter of Transmittal.

     (Section references are to the Internal Revenue Code, as amended).

BACKUP WITHHOLDING

You are subject to backup withholding if:

(1) You fail to furnish your taxpayer identification number to the Fund in the manner required, OR

(2) The Internal Revenue Service notifies the Fund that you furnished an incorrect taxpayer identification number, OR

(3) You are notified that you are subject to backup withholding under section 3406(a)(1)(C), OR

(4) For an interest or dividend account opened after December 31, 1983, you fail to certify to the payer that you are not subject to backup withholding under (3) above, or fail to certify your taxpayer identification number.

For payments other than interest or dividends, you are subject to backup withholding only if (1) or (2) above applies.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain FORM SS-5, application for a Social Security Number Card, or Form SS-4, application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Write "applied for" in the space provided for a taxpayer identification number on the application.

WHAT NUMBER TO GIVE

Give the social security number or employer identification number of the record owner of the account. If the account belongs to you as an individual, give your social security number. If the account is in more than one name or is not in the name of the actual owner, see the chart below for guidelines on which number to report in completing the account registration section:

1 List first and circle the name of the person whose number you furnish.

2 Circle the minor's name and furnish the minor's social security number.

3 Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

4 Show the name of the owner.

5 List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.


(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


PAYEES EXEMPT FROM BACKUP WITHHOLDING

Certain payees are specifically exempted from backup withholding on ALL payments. Write "exempt payee" after paragraph (2) of the Certification and Signature section if your account falls into one of the following categories. We will still need your taxpayer identification number.

o  A corporation

o  A financial institution.

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o  A real estate investment trust.

o  A common trust fund operated by a bank under section 584(a).

o  An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

o  An entity registered at all times under the Investment Company Act of 1940.

Payments of DIVIDENDS not generally subject to backup withholding include the following:

o  Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships NOT engaged in a trade or business in the U.S. and which have at least one nonresident partner.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
================================================================================

GUIDELINES FOR DETERMINING                  GIVE THE
PROPER NUMBER                               SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                   NUMBER OF--

1.  An individual's account                 The individual

2.  Two or more individuals (joint          The actual owner of the account or,
    account)                                if combined funds any one of
                                            the individuals(superior1)

3.  Husband and wife (joint account)        The actual owner of the account or,
                                            if joint funds, either person(superior1)

4.  Custodian account to a minor            The minor(superior2)
    (Uniform Gift to Minors Act)

5.  Adult and minor                         The adult or if the minor is the only
                                            contributor, the minor(superior1)

6.  Account in the name of guardian or      The ward, minor, or incompetent
    committee for a designated ward,        person(superior3)
    minor or incompetent person

7.  a. The usual revocable savings trust    The grantor-trustee(superior5)
       account (grantor is also trustee)

    b. So-called trust account that is      The actual owner(superior1)
       not a legal or valid trust under
       state law

8.  Sole proprietorship account             The owner(superior4)


                                            GIVE THE EMPLOYER
                                            IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                   NUMBER OF--

 9. A valid trust, estate or pension        Legal entity (Do not furnish the
    trust                                   identifying number of the personal
                                            representative or trustee unless the
                                            legal entity itself is not designated in
                                            the account title.)(superior5)

10. Corporate account                       The corporation
    educational organization account

11. Religious, charitable, or               The organization

12. Partnership account held in the         The partnership
    name of the business

13. Association, club or other              The organization
    tax-exempt organization

14. A broker or registered nominee          The broker or nominee

15. Account with the Department of          The public entity
    Agriculture in the name of a
    public entity (such as a State or
    local government, school district,
    or prison) that receives
    agricultural program payments




------
    41

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------
42

                                                       ASTRA LOGO
===================================          ===================================

11400 West Olympic Blvd.                               ASTRA
Suite 200                                              SHORT-TERM
Los Angeles, CA 90064                                  MULTI-MARKET
                                                       INCOME FUNDS

-----------------------------------          -----------------------------------
ASTRA SHORT-TERM MULTI-MARKET                          PROSPECTUS
INCOME FUNDS

                                                       APRIL 25, 1997


INVESTMENT MANAGER
Astra Management Corporation
11400 West Olympic Blvd.
Suite 200
Los Angeles, CA 90064
(310) 445-8850

PRINCIPAL UNDERWRITER
Astra Fund Distributors Corp.
11400 West Olympic Blvd.
Suite 200
Los Angeles, CA 90064
(310) 445-8850


SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141
(800) 441-7267

TRANSFER AGENT
Investor Fiduciary Trust Company
c/o DST Systems, Inc.
P.O. Box 419174
Kansas City, Missouri 64141

CUSTODIAN
PNC Bank, National Association
Airport Business Center
200 Stevens Drive
Lester, Pennsylvania 19113


LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Ave.
New York, New York 10022


AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102


ASTMM 497 2   AST703184

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 25, 1997

                   ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I
                          11400 WEST OLYMPIC BOULEVARD
                                    SUITE 200
                              LOS ANGELES, CA 90064
                                 (800) 219-1080


     ASTRA SHORT-TERM MULTI-MARKET INCOME FUND I (the "Fund") a non-diversified, open-end management investment company, is a series of Astra Global Investment Series (the "Trust"), which was organized as a business trust under the laws of The Commonwealth of Massachusetts under the name "Pilgrim Preferred Fund." The Fund, renamed on April 7, 1995, was formerly known as "Pilgrim Short-Term Multi-Market Income Fund". The Trust, also renamed on April 7, 1995, was formerly known as "Pilgrim Global Investment Series." The Trust is currently organized into two series. This Statement of Additional Information relates primarily to the Astra Short-Term Multi-Market Income Fund I series of the Trust. The Fund's primary investment objective is to provide investors with a high current income with capital appreciation as a secondary objective.


     This document is not the prospectus of the Fund and should be read in conjunction with that prospectus dated April 25, 1997, which may be obtained without charge upon written request to the Fund at the address above, or by calling (800) 219-1080.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Fund ..................................................................  3
Investment Objectives and Policies.........................................  3
Investment Restrictions.................................................... 12
Trustees and Officers...................................................... 13
Investment Management...................................................... 14
Sub-Administration Agreement............................................... 15
Execution of Portfolio Transactions........................................ 15
Principal Underwriter...................................................... 17
Distribution Plan.......................................................... 17
Additional Purchase and Redemption Information............................. 18
The Price of the Shares is Determined Daily................................ 19
Tax Matters................................................................ 20
Investment Return Information.............................................. 26
General Information........................................................ 28
Accountants................................................................ 29
Financial Statements....................................................... 29

                                    THE FUND

     On June 29, 1990, the shareholders of the Fund approved a proposal to change the investment objectives and policies of the Fund, including a change of the Fund's name to "Pilgrim Short-Term Multi-Market Income Fund" from "Pilgrim Preferred Fund." On February 13, 1991, the Trustees approved a change in the name of the Trust to "Pilgrim Global Investment Series." On April 7, 1995, the name of the Trust was changed to "Astra Global Investment Series" and the name of the Fund was changed to "Astra Short-Term Multi-Market Income Fund I."

                       INVESTMENT OBJECTIVES AND POLICIES

     As described in the Fund's prospectus, the Fund is a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide investors with high current income with preservation of capital as a secondary objective. These investment objectives are fundamental policies and may not be changed except by a majority vote of shareholders.

     To achieve its objectives, the Fund will invest in a non-diversified portfolio of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and will write call options on the currencies and securities in which the Fund is invested. The Fund also may invest in repurchase agreements, cash or cash equivalents or other such high quality debt instruments as is consistent with its objectives. In addition, the Fund will attempt to hedge its currency exposure through the use of forward selling and options.


     The Fund seeks to provide the highest level of current income, consistent with what the Fund's investment manager, Astra Management Corporation ("AMC"), considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund also will invest in U.S. Dollar denominated securities. The Fund currently does not intend to invest in securities issued by governments or entities of, or denominated in currencies of, Eastern European countries. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


     The Fund invests in debt securities denominated in the currencies of countries whose governments AMC considers stable. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.

     The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by AMC to be of equivalent quality;

(iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by AMC to be of equivalent quality; (iv) certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by AMC to be of high quality; and (v) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA or A by S&P, or Aaa, Aa or A by Moody's and determined by AMC to be of high quality, and loan participation interests having a remaining term not exceeding one year in loans extended to such companies by commercial banks or other commercial lending institutions whose long-term debt and commercial paper are of a High Quality Rating; and (vi) future contracts, options on future contracts, options on foreign currencies, options on portfolio securities, and forward foreign currency exchange contracts to such companies.

     The Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. The World Bank, Asian Development Bank and other such supranational organizations are not considered by the Fund or AMC as "banks" for purposes of computing investment restrictions regarding non-diversification or concentration policies and, as a result, the debt securities issued by such supranational organizations will not be included as those of banks for determination of compliance with the percentage limitations of such investment policies.

     The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. AMC does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.


     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For diversification purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

FUTURES CONTRACTS

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies which otherwise meet the Fund's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on non-U.S. Government bonds.

     An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

     The Fund may not enter into futures transactions if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund will not use leverage when it enters into long futures or options contracts and for each such long position the Fund will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

     The purpose of entering into a futures contract is to protect the Fund from fluctuations in value of its portfolio securities without its necessarily buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon entering into a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 1 to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the price of the securities or currencies underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates or currency values.

     Positions in future contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS

     The Fund may purchase and write put and call options on interest rate and foreign currency contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted by the CFTC, as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     An option on an interest rate or foreign currency contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate or foreign currency contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently available include those with respect to U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and Eurodollars. Options on foreign currency futures currently available include those with respect to British Pounds, Swiss Francs, Japanese Yen, Canadian Dollars and Australian Dollars. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contracts exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets and in currency values by AMC, which could prove to be incorrect. Even if AMC's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

OPTIONS ON FOREIGN CURRENCIES


     The Fund may purchase options on foreign currencies to increase its gross income and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


     The Fund may write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if the currency moves in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.


     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with its Custodian or with a designated sub-custodian.

     The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its Custodian or with a designated sub-custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


FORWARD CURRENCY CONTRACTS

     The Fund may engage in currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. The Fund may, however, enter into a position hedging transaction with respect to a currency other than that held in the Fund's portfolio, if such a transaction is deemed a hedge by AMC. If the Fund enters into a position hedging transaction, cash or liquid securities will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

     At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.


     If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.


OPTIONS ON PORTFOLIO SECURITIES

     The Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia, and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.


     The Fund may purchase options only to close out a position. In order to close out a position, the Fund will make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security which it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company for federal income tax purposes.

     The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities. The Fund will write OTC Options only with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). The fund may also write, to the extent available, OTC Options with non-primary dealers, such as foreign dealers; however, unlike OTC Options written with primary dealers, any OTC Options written with such non-primary dealers and the assets used as cover for such options will be treated as illiquid securities. In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary and non-primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by AMC. Under these special arrangements, the Fund will enter into contracts with primary and non-primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary and non-primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money". Under such circumstances, and with respect to OTC Options written with primary dealers only, the Fund will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in certain futures contracts, certain other futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC and forward currency contracts are not regulated by the SEC. Instead, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, future contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, AMC will carefully consider the creditworthiness of the seller. If the financial institution that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these extreme circumstances, there may be restrictions on the Fund's ability to sell the collateral and the Fund may suffer a loss.

     Lending of Portfolio Securities--In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with AMC. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions as fundamental policies which cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     1. Issue senior securities.

     2. Purchase securities for which there are legal or contractual restrictions on resale or otherwise not readily marketable (including repurchase agreements maturing in more than 7 days), if as a result of such purchase more than 10% of the Fund's total assets would be invested in such securities.

     3. Underwrite securities of other issuers except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

     4. Make loans to persons except by the loan of its portfolio securities as described in "Lending of Portfolio Securities" in the Prospectus and in this Statement.

     5. Borrow money. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     6. Invest in the securities of any company which, including its predecessors, has not been in business for at least three years.

     7. Invest more than 25% of the value of its total assets in any one industry except that this limitation is not applicable to the Fund's investments in U.S. Government Securities.

     8. Invest in securities of any one issuer for the purpose of exercising control or management.

     9. Purchase securities on margin, sell securities short or participate on a joint or joint and several basis in any securities trading account.

     10. Buy or sell interests in oil, gas or mineral exploration or development programs, or purchase or sell commodities, commodity contracts or real estate.

     11. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the officers and trustees of the Fund or the officers and directors of AMC own beneficially more than

1/2 of 1%, and such officers, trustees and directors holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

     12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                              TRUSTEES AND OFFICERS

     Responsibility for management of the Fund is vested in the Board of Trustees. The Trustees, in turn, elect the officers of the Fund to supervise actively the day-to-day operations of the Fund. The shareholders of the Fund may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Each Trustee serves during the continued lifetime of the Fund until he dies, resigns or is removed, or if sooner, until the next meeting of shareholders called for the purpose of electing Trustees. The affiliations and principal occupations of the Trustees and principal officers during the past five years are set forth below.


PALOMBA WEINGARTEN, CHAIRMAN OF THE BOARD AND TRUSTEE* (54)

         9595 Wilshire Boulevard, Beverly Hills, California 90212. Chairman of the Board, Director and Chief Executive Officer of Atlas Holdings Group, Inc., the parent of Astra Fund Distributors Corp. and Astra Management Corporation ("AMC"), the Fund's distributor and investment manager, respectively. Chairman of the Board and Trustee of Astra Strategic Investment Series and Astra Institutional Securities Trust; Chairman of the Board and Trustee of Astra Institutional Trust.


AL BURTON, TRUSTEE (69)

         2300 Coldwater Canyon, Los Angeles, California 90210. President of Al Burton Productions from 1992 to present. Executive Producer First Run Syndication for Castle Rock Entertainment Inc. from 1992 to 1995. Executive Producer - Consultant for Universal Television from 1982 to 1992. Board Member of the Astra Group of Funds and Board Member of the Pilgrim America Group of Funds.


GARRY D. PEARSON, TRUSTEE (48)

         150 North Myers Street, Los Angeles, California 90033. Senior Vice President of George Rice & Sons, a printing company located in Los Angeles, California, since July 1994. Formerly Vice President and Partner in Anderson Lithograph, a printing company located in Los Angeles, California, from 1983 to 1994. Trustee of Astra Global Investment Series, Astra Institutional Trust and Astra Institutional Securities Trust.




ROBERT R. WOMACK, JR., PRESIDENT* (33)

         11400 West Olympic Boulevard, Suite 200, Los Angeles, California 90064. President of AMC, Astra Fund Distributors Corp., Astra Institutional Securities Trust, Astra Institutional Trust and Astra Strategic Investment Series. From July 1995 to the present, Portfolio Manager with the Astra Funds. From April to June 1995, Portfolio Manager for Pilgim America Group. From June 1993 to April 1995, Portfolio Manager for Pilgrim Management Corp. From March 1989 to June 1993, Portfolio Manager for World Savings and Loan Association in Oakland, California.

JOHN R. ELERDING, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT, TREASURER AND SECRETARY* (45)

         11400 West Olympic Boulevard, Suite 200, Los Angeles, California 90064. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Management Corporation and Astra Fund Distributors Corp. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Institutional Trust, Astra Institutional Securities Trust and Astra Strategic Investment Series. From January 1994 to September 1994, Chief Financial Officer at the investment banking firm of Investment Securities Corp. in San Francisco, California. From 1991 to August 1993, investment manager and assistant to the Chief Operating Officer at Robertson Stephens & Company in San Francisco, California.

The officers and Trustees of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund as of December 31, 1996.

     The Trustees of the Fund who are not affiliated with or interested persons of the Fund's investment adviser received an aggregate of approximately $2,765 during the year ended December 31, 1996 for fees and expenses for meetings attended by the Board of Trustees. The officers of the Fund receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Fund who are officers and Directors of AMC may receive remuneration indirectly because AMC will receive management fees from the Fund.

--------------
* "Interested person" of the Fund as defined in the 1940 Act.

                              INVESTMENT MANAGEMENT

     Investment management and administrative services are provided to the Fund by AMC, pursuant to an Investment Management Agreement (the "Agreement") dated November 13, 1992. (See the Prospectus - "Investment Manager".) As compensation for its services, AMC is paid monthly an annual fee at the rate of .625% of the average daily net asset value of the Fund on the first $1 billion and .55% on the net assets above $1 billion.

     AMC will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. For the years ended December 31, 1994, 1995 and 1996, the Fund paid management fees to AMC of approximately $126,174, $78,861 and $52,544, respectively. For the years ended December 31, 1994, 1995 and 1996, management fees of approximately $0, $0 and $30,107, respectively, were waived by AMC. For such periods, the Fund reimbursed AMC approximately $4,239, $0 and $0, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities registration and compliance.

     The Fund pays its own operating expenses which are not assumed by AMC, including the fees of its custodian, transfer and shareholder servicing agent; cost of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Fund's Trustees and shareholders, except those called to accommodate AMC; fees and expenses of Trustees who are not affiliated with or interested persons of AMC; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions, in maintaining registration of its shares under state securities laws or in providing shareholder and dealer services; insurance premiums on property or personnel of the Fund which inure to its benefit; costs of preparing and printing reports, proxy statements and prospectuses of the Fund for distribution to its shareholders; legal, auditing and accounting fees; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other expenses in connection with the issuance, registration and transfer of its shares. Under the Agreement, the Fund is required to pay for the salaries of any officers employed directly by the Fund. However, no such officers have ever been employed by the Fund nor is it the current intention of the Fund to employ any such officers.

     The Agreement was most recently approved by the Board of Trustees of the Fund on August 28, 1996, and will remain in effect from year to year as long as its continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees of the Fund who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or AMC upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     AMC is a wholly-owned subsidiary of Atlas Holdings Group, Inc. ("AHGI"). AMC also acts as the investment manager to Astra Institutional Adjustable U.S. Government Securities Portfolio, Astra Institutional Adjustable Rate Securities Portfolio, Astra All Americas Government Income Trust and Astra Short-Term Multi-Market Income Fund II, open-end investment companies. As of March 31, 1997, total assets under management in the Astra Group were approximately $98 million. AHGI is a Delaware corporation of which Mrs. Weingarten is the sole stockholder.

                          SUB-ADMINISTRATION AGREEMENT

     Under a sub-administration agreement between AMC and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Fund, subject to the supervision of the Fund's Board of Trustees. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Fund's registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, AMC (not the Fund) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Fund subject to certain minimums, exclusive of out-of-pocket expenses.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, AMC determines, subject to the instructions of and review by the Board of Trustees of the Fund, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of AMC, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, AMC will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers which supply research and statistical information to the Fund and/or AMC, and provide other services in addition to execution services. AMC considers such information to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or AMC, even if the specific services were not imputed just to the Fund and were useful to AMC in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and AMC to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist AMC in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of AMC's overall responsibilities to the Fund.

     For the years ended December 31, 1994, 1995 and 1996, no brokerage commissions were paid by the Fund. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with AMC, except for any sales of portfolio securities pursuant to a tender offer, in which event AMC will offset against the advisory fee a part of any tender fees which legally may be received by such affiliated broker-dealer. The Fund reimbursed AMC $0 for the costs of personnel involved in placing orders for the execution of portfolio transaction, shareholder servicing and maintaining registration of the Fund's shares under state securities laws.

     Investment decisions for the Fund are made independently from those of the other funds in the Astra Group, although it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if either of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

                              PRINCIPAL UNDERWRITER

     Astra Fund Distributors Corp. ("AFDC") is the Fund's principal underwriter and distributor. The Fund has entered into an Underwriting Agreement between the Fund and AFDC which will continue in effect from year to year if approved at least annually (i) by the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty by either party on sixty days' written notice and shall automatically terminate in the event of its assignment as defined in the 1940 Act.

                                DISTRIBUTION PLAN

     The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), whereby it will pay up to a maximum of 0.30% per annum of its average daily net assets for expenses incurred in the distribution of the Fund's shares. The Plan provides that AFDC may include as a distribution expense a portion of its overhead expenses directly attributable to the distribution of the Fund's shares. These overhead expenses include communications, salaries, training, supplies, photocopying and any other category of AFDC's expenses attributable to the distribution of the Fund's shares.

     The Plan also permits AFDC to carry forward for a maximum of three years (without carrying charge) distribution expenses from prior years covered by the Plan for which AFDC has not yet received reimbursement. Under this type of arrangement, it is likely that the actual reimbursable expenses incurred and paid by AFDC during the early years of the Plan will exceed the amounts for which it is entitled to be reimbursed and will be carried forward as provided in the Plan.

     In addition to providing for the reimbursement to AFDC for actual reimbursable distribution expenses as discussed above, the Plan also recognizes that AMC may use its management fee or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and that some of the Fund's normal operating expenses, such as the management fee, and other payments made in the ordinary course of its business are appropriately used in this manner.

     The Board of Trustees determined that a continuous cash flow resulting from the sale of new shares will be necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since AFDC retains a portion of the sales charge, the Board felt it would benefit the Fund to have monies available for the direct distribution and service activities of AFDC in promoting the continuous sale of the Fund's shares. The Board of Trustees, including the non-interested trustees, concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

     The Plan, which was most recently approved by the Board of Trustees of the Fund on August 28, 1996, including all of the Trustees who are "non-interested" persons as defined in the 1940 Act, and by a majority of the Fund's outstanding shareholders, is currently in effect until August 28, 1997. The Plan must be renewed annually by the Fund's Board of Trustees, including a majority of the Trustees who are "non-interested" persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested Trustees. The Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such trustees on 60 days' written notice, by any act that terminates the Agreement with AMC or the Underwriting Agreement with AFDC, or by vote of a majority of the Fund's outstanding shares. AFDC or any dealer or institution may also terminate their respective distribution or service agreement at any time upon written notice.



     The Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution or service expenses without approval by a majority of the Fund's outstanding shares, and all other material amendments to the Plan or any distribution or service agreement also shall be approved by the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     AFDC is required to report in writing to the Board of Trustees of the Fund at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

     For the year ended December 31, 1996, the Fund reimbursed AFDC approximately $25,221 pursuant to the Plan for distribution of the Fund's shares, including expenses for advertising; salaries and commissions; printing, postage and handling; brokers' servicing fees and miscellaneous and other promotional activities. Of the amount incurred by AFDC during the last year, approximately $2,863 was for the costs of personnel of AFDC and its affiliates involved in the promotion and distribution of the Fund's shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Rights of Accumulation--Under the rights of accumulation privilege, if a shareholder had previously purchased and still owned shares having a value at the current offering price of $80,000, and then made another purchase of $20,000, the sales charge for the latter purchase would be 3.00% of the offering price (3.09% of the net amount invested).

     Reinstatement Privilege--Shares of the Fund may be sold at net asset value, without sales charge, to persons who have redeemed their shares of the Fund within the previous 30 days. The amount which may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). The reinstatement privilege may be used only once per calendar year. In order to exercise this privilege, a written order for the purchase of shares must be received by the Fund's Transfer Agent, or be postmarked, within 30 days after the date of redemption. The previously redeemed shares will be reinvested at the Fund's current net asset value upon receipt of the redemption proceeds from the shareholder. This reinstatement privilege may only be used once a year. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinstatement will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinstatement pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction, although such disallowance is added to the tax basis of the shares acquired upon the reinstatement. See "Tax Matters -- Sale or Redemption of Shares."

     Letter of Intent--As stated in the Prospectus, a shareholder may establish a Letter of Intent to invest in a certain dollar amount of the Fund's shares during a 13-month period. Purchases by more than one person may not be grouped to obtain a reduced sales price under the Letter of Intent except to the extent provided in Rule 22d-1(b) under the 1940 Act and the regulations promulgated thereunder. At the time of each purchase the shareholder or the dealer must inform AFDC that the Letter of Intent is in effect, in order to insure that the reduced sales price will be received. Shares of the Fund purchased within 90 days prior to entering into the Letter of Intent may be included for the quantity discount; however, any adjustment to such quantity discount will not be made until the terms of the Letter of Intent have been satisfied. In addition, Shares acquired (and still owned) on a cumulative basis over any period of time in any Astra Group Fund offering the Letter of Intent Option may be included for purposes of determining whether the Letter of Intent is met.

     Redemptions--Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other periods as the Commission may permit for the protection of the Fund's shareholders. At various times the Fund may be requested to redeem its shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Fund recommends that all purchases be made by certified or cashier's check, or by bank wire of Federal funds.

     Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $5,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $5,000. The Fund also reserves the right to redeem shares if share ownership is or may become so concentrated that, in the opinion of management, it may cause the Fund to fail to qualify for the special Federal tax treatment available to investment companies.

     The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then market value equal to the redemption price. In such cases an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption in kind.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                   THE PRICE OF THE SHARES IS DETERMINED DAILY

     As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange on each Fund "business day", which is any day on which the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund may invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Portfolio securities of the Fund which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Fund.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

     All liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on such Exchange provided the order is received by AFDC prior to 4:00 P.M. (Pacific time) on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on such Exchange will be confirmed at the next computed offering price.

                                   TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY


     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

     If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short term capital loss which can be used to offset capital gains in such years. As of December 31, 1996 the Fund has capital loss carryforwards of approximately $65,830,618, which expire through December 31, 2003. Under Section 382 of the Code, if the Fund has an ownership change, the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the three-calendar-month period ending with the calendar month of the ownership change (the highest rate for the three-month period ending in April 1997 is 5.50%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.


     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.


     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not
Section 1256 contracts. Under Treasury regulations, deemed gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.


     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporations.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from a sale of the shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.

     If a shareholder (i) incurs a sales load in acquiring shares of the Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) and on the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends.

     If the income from the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences to them of federal, state and local tax rules with respect to an investment in the Fund.

                          INVESTMENT RETURN INFORMATION

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

  P(1 + T)(superior n = ERV

          Where:  P   =      a hypothetical initial payment of $1,000

                  T   =      average annual total return

                  n   =      number of years (1, 5 or 10)

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time. All of the percentage figures listed below are reflective of the maximum 3.0% sales load in effect through December 31, 1996.

     The Fund's average annual compounded rate of return for the one and five year periods ended December 31, 1996 and the period from January 21, 1986 (the effective date of the Fund's initial registration under the Securities Act of 1933, as amended) through December 31, 1996 was 1.78%, -0.90% and -2.41%, respectively.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules.

     In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  a-b
  YIELD =    2[( ----- +1)(superior 6)-1]
                  cd

  Where: a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of shares
             outstanding during the period that were
             entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation

(including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The Fund's 30-day yield for the 30 days ended December 31, 1996 was 2.62%.

     Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

     The Fund was organized under the name "Pilgrim Preferred Fund" as a Massachusetts business trust and as an open-end, diversified management investment company. The Declaration of Trust dated November 21, 1985, amended on June 26, 1990 and February 22, 1991, copies of which are on file in the office of the Secretary of The Commonwealth of Massachusetts, authorize the issuance of shares of beneficial interest in the Fund without par value. On June 29, 1990, the shareholders of the Fund voted for the approval of a change in the Fund's investment objectives and policies and certain investment restrictions. The name of the Trust was changed to "Astra Global Investment Series" by a vote of the Trustees on February 13, 1991. On April 7, 1995, the Trust changed its name to "Astra Global Investment Series" and the Fund changed its name to "Astra Short-Term Multi-Market Income Fund I." Each share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. As used in this Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

     The Board of Trustees may classify or reclassify any unissued shares of the Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

     The overall management of the business of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the Fund's officers subject to the investment objective and policies of the Fund, the general supervision of the Fund's Board of Trustees and the applicable laws of The Commonwealth of Massachusetts.

     Generally, there will not be annual meetings of shareholders. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his office. The Declaration of Trust provides for indemnification by the Fund of the Trustees and officers of the Fund except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Funds shareholders to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

OTHER INFORMATION

     As of April 25, 1997, there were no shareholders known to the Fund to have been the beneficial owner of 5% or more of the Fund's outstanding shares.

                                   ACCOUNTANTS

     Tait, Weller & Baker, Two Penn Center, Philadelphia, Pennsylvania 19102-1707, acts as independent certified public accountants for the Fund.

                                    CUSTODIAN

     The cash and securities owned by the Fund are held by PNC Bank, N.A., Airport Business Center, 200 Stevens Drive, Lester, Pennsylvania 19113, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

                              FINANCIAL STATEMENTS

     The Financial Statements for the year ended December 31, 1996 are incorporated herein by reference from the 1996 Annual Report to Shareholders. The Fund's Annual Report will be provided at no additional cost to all shareholders requesting a copy of this Statement of Additional Information.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 25, 1997

                  ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II
                          11400 WEST OLYMPIC BOULEVARD
                                    SUITE 200
                              LOS ANGELES, CA 90064
                                 (800) 219-1080

     ASTRA SHORT-TERM MULTI-MARKET INCOME FUND II (the "Fund") a non-diversified, open-end management investment company, is a series of Astra Global Investment Series (the "Trust"), which was organized as a business trust under the laws of The Commonwealth of Massachusetts under the name "Pilgrim Preferred Fund." The Fund, renamed on April 7, 1995, was formerly known as "Pilgrim Short-Term Multi-Market Income Fund II". The Trust, also renamed on April 7, 1995, was formerly known as "Pilgrim Global Investment Series." The Trust is currently organized into two series. This Statement of Additional Information relates primarily to the Astra Short-Term Multi-Market Income Fund II series of the Trust. The Fund's primary investment objective is to provide investors with a high current income with capital appreciation as a secondary objective.

     This document is not the prospectus of the Fund and should be read in conjunction with that prospectus dated April 25, 1997, which may be obtained without charge upon written request to the Fund at the address above, or by calling (800) 219-1080.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................  3
Investment Restrictions.................................................... 12
Trustees and Officers...................................................... 13
Investment Management...................................................... 14
Sub-Administration Agreement............................................... 15
Execution of Portfolio Transactions........................................ 16
Principal Underwriter...................................................... 17
Distribution Plan.......................................................... 17
Additional Purchase and Redemption Information............................. 19
The Price of the Shares is Determined Daily................................ 21
Tax Matters................................................................ 22
Investment Return Information.............................................. 27
General Information........................................................ 29
Shareholder Maintenance Agreement.......................................... 31
Other Information.......................................................... 31
Accountants................................................................ 31
Custodian.................................................................. 31
Financial Statements....................................................... 32

                       INVESTMENT OBJECTIVES AND POLICIES

     As described in the Fund's prospectus, the Fund is a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide investors with high current income with preservation of capital as a secondary objective. These investment objectives are fundamental policies and may not be changed except by a majority vote of shareholders.

     To achieve its objectives, the Fund will invest in a non-diversified portfolio of high quality debt instruments having remaining maturities of not more than 3 years denominated in the U.S. Dollar and a range of foreign currencies and will write call options on the currencies and securities in which the Fund is invested. The Fund also may invest in repurchase agreements, cash or cash equivalents or other such high quality debt instruments as is consistent with its objectives. In addition, the Fund will attempt to hedge its currency exposure through the use of forward selling and options.


     The Fund seeks to provide the highest level of current income, consistent with what the Fund's investment manager, Astra Management Corporation ("AMC"), considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and a range of foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund also will invest in U.S. Dollar denominated securities. The Fund currently does not intend to invest in securities issued by governments or entities of or denominated in currencies of Eastern European countries. The Fund is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.


     The Fund invests in debt securities denominated in the currencies of countries whose governments AMC considers stable. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Japanese Yen, New Zealand Dollar, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated.

     The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by AMC to be equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by AMC to be of equivalent quality; (iv) certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by AMC to be of high quality; and (v) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA or A by S&P, or Aaa, Aa or A by Moody's and determined by AMC to be of high quality, and loan participation interests having a remaining term not exceeding one year in loans extended to such companies by commercial banks or other commercial lending institutions whose long-term debt and commercial paper are of a High Quality Rating; and (vi) future contracts, options on future contracts, options on foreign currencies, options on portfolio securities, and forward foreign currency exchange contracts to such companies.

     The Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. The World Bank, Asian Development Bank and other such supranational organizations are not considered by the Fund or AMC as "banks" for purposes of computing investment restrictions regarding non-diversification or concentration policies and, as a result, the debt securities issued by such supranational organizations will not be included as those of banks for determination of compliance with the percentage limitations of such investment policies.

     The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. AMC does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.


     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For diversification purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.


FUTURES CONTRACTS

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies which otherwise meet the Fund's investment policies, to the extent permitted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on non-U.S. Government bonds.

     An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate-sensitive financial instrument (debt security) at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place.

     The Fund may not enter into futures transactions if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts it has entered into. The Fund will not use leverage when it enters into long futures or options contracts and for each such long position the Fund will deposit cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, having a value equal to the underlying commodity value of the contract as collateral with its custodian in a segregated account.

     The purpose of entering into a futures contract is to protect the Fund from fluctuations in value of its portfolio securities without its necessarily buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon entering into a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. Government Securities or high grade debt obligations, equal to approximately 1 to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Fund's investment adviser to predict correctly movements in the price of the securities or currencies underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates or currency values.

     Positions in future contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     If the Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS

     The Fund may purchase and write put and call options on interest rate and foreign currency contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted by the CFTC, as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

     An option on an interest rate or foreign currency contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate or foreign currency contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts currently available include those with respect to U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and Eurodollars. Options on foreign currency futures currently available include those with respect to British Pounds, Swiss Francs, Japanese Yen, Canadian Dollars and Australian Dollars. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contracts exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

     There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets and in currency values by AMC, which could prove to be incorrect. Even if AMC's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

OPTIONS ON FOREIGN CURRENCIES


     The Fund may purchase options on foreign currencies to increase its gross income and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.


     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


     The Fund may write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.


     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if the currency moves in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid securities in a segregated account with its Custodian or with a designated sub-custodian.

     The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its Custodian or with a designated sub-custodian, cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


FORWARD CURRENCY CONTRACTS

     The Fund may engage in currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in the currency. The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. The Fund may, however, enter into a position hedging transaction with respect to a currency other than that held in the Fund's portfolio, if such a transaction is deemed a hedge by AMC. If the Fund enters into a position hedging transaction, cash or liquid securities will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

     At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.


     If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.


OPTIONS ON PORTFOLIO SECURITIES

     The Fund may write only covered call option contracts. Currently, the principal exchanges on which such options may be written are the Chicago Board Option Exchange and the American, Philadelphia, and Pacific Stock Exchanges. In addition, and in certain instances, the Fund may purchase and sell options in the over-the-counter market ("OTC Options"). A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents such a profit.


     The Fund may purchase options only to close out a position. In order to close out a position, the Fund will make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. The Fund will effect a closing purchase transaction so as to close out any existing call option on a security which it intends to sell. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to execute a closing purchase transaction is less or more than the amount received from the sale thereof. In determining the term of any option written, the Fund will consider the Code's limitations on the sale or disposition of securities held for less than three months in order to maintain its status as a regulated investment company for federal income tax purposes.


     The staff of the SEC has taken the position that purchased OTC Options and the assets used as cover for written OTC Options are illiquid securities. The Fund will generally write OTC Options with primary U.S. Government Securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). The Fund may also write, to the extent available, OTC Options with non-primary dealers, such as foreign dealers; however, unlike OTC Options written with primary dealers, any OTC Options written with such non-primary dealers and the assets used as cover for such options will be treated as illiquid securities. In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary and non-primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by AMC. Under these special arrangements, the Fund will enter into contracts with primary and non-primary dealers which provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary and non-primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money". Under such circumstances, and with respect to OTC Options written with primary dealers only, the Fund will treat as illiquid that amount of the "cover" assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula) the formula price will not necessarily reflect the market value of the option written, therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

     In determining the Fund's net asset value, the current market value of any option written by the Fund is subtracted from net asset value. If the current market value of the option exceeds the premium received by the Fund, the excess represents an unrealized loss, and, conversely, if the premium exceeds the current market value of the option, such excess would be unrealized gain.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in certain futures contracts, certain other futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC and forward currency contracts are not regulated by the SEC. Instead, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, future contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, AMC will carefully consider the creditworthiness of the seller. If the financial institution that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these extreme circumstances, there may be restrictions on the Fund's ability to sell the collateral and the Fund may suffer a loss.

     Lending of Portfolio Securities--In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with AMC. The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value at all times to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions as fundamental policies which cannot be changed without approval by the holders of a majority of its outstanding shares, which means the lesser of (1) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     1. Issue senior securities.

     2. Purchase securities for which there are legal or contractual restrictions on resale or otherwise not readily marketable (including repurchase agreements maturing in more than 7 days), if as a result of such purchase more than 10% of the Fund's total assets would be invested in such securities.

     3. Underwrite securities of other issuers except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

     4. Make loans to persons except by the loan of its portfolio securities as described in "Lending of Portfolio Securities" in the Prospectus and in this Statement.

     5. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; such borrowing may not exceed in the aggregate 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

     6. Invest in the securities of any company which, including its predecessors, has not been in business for at least three years.

     7. Invest more than 25% of the value of its total assets in any one industry except that this limitation is not applicable to the Fund's investments in U.S. Government Securities.

     8. Invest in securities of any one issuer for the purpose of exercising control or management.

     9. Purchase securities on margin, sell securities short or participate on a joint or joint and several basis in any securities trading account.

     10. Buy or sell interests in oil, gas or mineral exploration or development programs, or purchase or sell commodities, commodity contracts or real estate.

     11. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the officers and trustees of the Fund or the officers and directors of AMC own beneficially more than 1/2 of 1%, and such officers, trustees and directors holding more than 1/2 of 1% together own beneficially more than 5%, of the issuer's securities.

     12. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                              TRUSTEES AND OFFICERS

     Responsibility for management of the Fund is vested in the Board of Trustees. The Trustees, in turn, elect the officers of the Fund to supervise actively the day-to-day operations of the Fund. The shareholders of the Fund may elect Trustees at any meeting of shareholders called by the Trustees for that purpose. Each Trustee serves during the continued lifetime of the Fund until he dies, resigns or is removed, or if sooner, until the next meeting of shareholders called for the purpose of electing Trustees. The affiliations and principal occupations of the Trustees and principal officers during the past five years are set forth below.


PALOMBA WEINGARTEN, CHAIRMAN OF THE BOARD AND TRUSTEE* (54)

         9595 Wilshire Boulevard, Beverly Hills, California 90212. Chairman of the Board, Director and Chief Executive Officer of Atlas Holdings Group, Inc., the parent of Astra Fund Distributors Corp. and Astra Management Corporation ("AMC"), the Fund's distributor and investment manager, respectively. Chairman of the Board and Trustee of Astra Strategic Investment Series and Astra Institutional Securities Trust; Chairman of the Board and Trustee of Astra Institutional Trust.


AL BURTON, TRUSTEE (69)

         2300 Coldwater Canyon, Los Angeles, California 90210. President of Al Burton Productions from 1992 to present. Executive Producer First Run Syndication for Castle Rock Entertainment Inc. from 1992 to 1995. Executive Producer - Consultant for Universal Television from 1982 to 1992. Board Member of the Astra Group of Funds and Board Member of the Pilgrim America Group of Funds.


GARRY D. PEARSON, TRUSTEE (48)

         150 North Myers Street, Los Angeles, California 90033. Senior Vice President of George Rice & Sons, a printing company located in Los Angeles, California, since July 1994. Formerly Vice President and Partner in Anderson Lithograph, a printing company located in Los Angeles, California, from 1983 to 1994. Trustee of Astra Global Investment Series, Astra Institutional Trust and Astra Institutional Securities Trust.




ROBERT R. WOMACK, JR., PRESIDENT* (33)

         11400 West Olympic Boulevard, Suite 200, Los Angeles, California 90064. President of AMC, Astra Fund Distributors Corp., Astra Institutional Securities Trust, Astra Institutional Trust and Astra Strategic Investment Series. From July 1995 to the present, Portfolio Manager with the Astra Funds. From April to June 1995, Portfolio Manager for Pilgim America Group. From June 1993 to April 1995, Portfolio Manager for Pilgrim Management Corp. From March 1989 to June 1993, Portfolio Manager for World Savings and Loan Association in Oakland, California.

JOHN R. ELERDING, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT, TREASURER AND SECRETARY* (45)

         11400 West Olympic Boulevard, Suite 200, Los Angeles, California 90064. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Management Corporation and Astra Fund Distributors Corp. Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Astra Institutional Trust, Astra Institutional Securities Trust and Astra Strategic Investment Series. From January 1994 to September 1994, Chief Financial Officer at the investment banking firm of Investment Securities Corp. in San Francisco, California. From 1991 to August 1993, investment manager and assistant to the Chief Operating Officer at Robertson Stephens & Company in San Francisco, California.

The officers and Trustees of the Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund as of December 31, 1996.

     The Trustees of the Fund who are not affiliated with or interested persons of the Fund's investment adviser received an aggregate of approximately $800 during the year ended December 31, 1996 for fees and expenses for meetings attended by the Board of Trustees. The officers of the Fund receive no compensation directly from it for performing the duties of their offices. However, those officers and Trustees of the Fund who are officers and Directors of AMC may receive remuneration indirectly because AMC will receive management fees from the Fund.


                              INVESTMENT MANAGEMENT

     Investment management and administrative services are provided to the Fund by AMC, pursuant to an Investment Management Agreement (the "Agreement") dated November 13, 1992. (See the Prospectus - "Investment Manager.") As compensation for its services, AMC is paid monthly an annual fee at the rate of .625% of the average daily net asset value of the Fund on the first $1 billion and .55% on the net assets above $1 billion.

     AMC will reduce its aggregate fees for any fiscal year, or reimburse the Fund, to the extent required so that the Fund's expenses do not exceed the expense limitations applicable to the Fund under the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. For the years ended December 31, 1994, 1995 and 1996, the Fund paid management fees to AMC of approximately $38,405, $29,248 and $14,071, respectively. For the years ended December 31, 1994, 1995 and 1996, management fees of approximately $0, $13,415 and $14,071, respectively, were waived by AMC. For the same period, the Fund reimbursed AMC approximately $0, $0 and $0, respectively, for the costs of personnel involved with recordkeeping and daily net asset value calculations, portfolio trading, shareholder servicing, and state securities registration and compliance.

---------------
* "Interested person" of the Fund as defined in the 1940 Act.

     The Fund pays its own operating expenses which are not assumed by AMC, including the fees of its custodian, transfer and shareholder servicing agent; cost of pricing and calculating its daily net asset value and of maintaining its books of account required by the 1940 Act; expenditures in connection with meetings of the Fund's Trustees and shareholders, except those called to accommodate AMC; fees and expenses of Trustees who are not affiliated with or interested persons of AMC; salaries of personnel involved in placing orders for the execution of the Fund's portfolio transactions, in maintaining registration of its shares under state securities laws or in providing shareholder and dealer services; insurance premiums on property or personnel of the Fund which inure to its benefit; costs of preparing and printing reports, proxy statements and prospectuses of the Fund for distribution to its shareholders; legal, auditing and accounting fees; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable state securities laws; and all other expenses in connection with the issuance, registration and transfer of its shares. Under the Agreement, the Fund is required to pay for the salaries of any officers employed directly by the Fund. However, no such officers have ever been employed by the Fund nor is it the current intention of the Fund to employ any such officers.

     The Agreement was most recently approved by the Board of Trustees of the Fund on August 28, 1996 and shall continue in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the Trustees of the Fund who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Fund or AMC upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     AMC is a wholly-owned subsidiary of Atlas Holdings Group, Inc. ("AHGI"). AMC also acts as the investment manager to Astra Institutional Adjustable U.S. Government Securities Portfolio, Astra Institutional Adjustable Rate Securities Portfolio, Astra All-Americas Government Income Trust and Astra Short-Term Multi-Market Income Fund I, open-end investment companies. As of March 31, 1997, total assets under management in the Astra Group were approximately $98 million. AHGI is a Delaware corporation of which Mrs. Weingarten is the sole stockholder.

                          SUB-ADMINISTRATION AGREEMENT

     Under a sub-administration agreement between AMC and PFPC Inc. ("PFPC"), PFPC provides certain administrative services to the Fund, subject to the supervision of the Fund's Board of Trustees. Such services include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Fund's registration statement with the Securities and Exchange Commission (the "Commission"), preparation of annual, semi-annual and other reports to shareholders and the Commission, filing of federal and state income tax returns, preparation of financial and management reports, preparation of board meeting materials, preparation and filing of blue sky registrations and monitoring compliance with the amounts and conditions of each state qualification. In consideration of the services provided under the sub-administration agreement, AMC (not the Fund) has agreed to pay PFPC a monthly fee at the annual rate of .07% of the average net assets of the Fund subject to certain minimums, exclusive of out-of-pocket expenses.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, AMC determines, subject to the instructions of and review by the Board of Trustees of the Fund, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of AMC, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, AMC will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers which supply research and statistical information to the Fund and/or AMC, and provide other services in addition to execution services. AMC considers such information to be useful in varying degrees, but of indeterminable value. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

     While it will continue to be the Fund's general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund or AMC, even if the specific services were not imputed just to the Fund and were useful to AMC in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and AMC to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist AMC in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of AMC's overall responsibilities to the Fund.

     For the years ended December 31, 1994, 1995 and 1996, no brokerage commissions were paid by the Fund. The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with AMC, except for any sales of portfolio securities pursuant to a tender offer, in which event AMC will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. The Fund reimbursed AMC $0 for the costs of personnel involved in placing orders for the execution of portfolio transaction, shareholder servicing and maintaining registration of the Fund's shares under state securities laws.

     Investment decisions for the Fund are made independently from those of the other funds in the Astra Group, although it is possible that at times identical securities will be selected for purchase or sale by more than one of such funds. However, the position of each fund in the same issuer may vary and the length of time that each fund may choose to hold its investment in the same issuer may likewise vary. To the extent any of these funds seeks to acquire the same security at the same time, one or more of the funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. Similarly, any of the funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security if either of the other funds desires to sell the same security at the same time. If more than one of such funds simultaneously purchases or sells the same security, each day's transaction in such security will be averaged as to price and allocated between such funds in accordance with the total amount of such security being purchased or sold by each of such funds. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

                              PRINCIPAL UNDERWRITER

     Astra Fund Distributors Corp. ("AFDC") is the Fund's principal underwriter and distributor. The Fund has entered into an Underwriting Agreement between the Fund and AFDC which will continue in effect from year to year if approved at least annually (i) by the Board of Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated without penalty by either party on sixty days' written notice and shall automatically terminate in the event of its assignment as defined in the 1940 Act.

                                DISTRIBUTION PLAN

     The Fund's Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act. The purpose of the Plan is to permit the Fund to finance distribution activities and bear expenses associated with the distribution of its shares. The Plan provides for daily compensation to the principal underwriter for its distribution services and facilities. Pursuant to the Plan but subject to the .75% limitation described below the Fund will pay the principal underwriter (i) sales commissions equal to 4% of the amount received by the Fund for each share sold (excluding reinvestment of dividends and distributions) and (ii) interest fees in essence calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of the principal underwriter.

     The principal underwriter expects to pay sales commission to a dealer at the time of the sale of 3% of the purchase price of the shares sold by such dealer. The principal underwriter will use its own funds (which may be borrowed) to pay such amounts. Because the payment of the sales commissions and interest fees to the principal underwriter in the form of daily compensation is subject to the .75% limitation described below and will therefore be spread over a period of a number of years, it will take the principal underwriter a number of years to recoup the sales commissions paid by it to dealers from the daily compensation payments received by it from the Fund pursuant to the Plan.

     Payment of the sales commissions and interest fees will be spread over a period of time, and the Plan requires that the aggregate amount of all such payments during any fiscal year shall not exceed 0.75% of the Fund's average daily net assets for such year. Accordingly, the Fund will pay the principal underwriter daily compensation payable monthly at the rate of .75% per annum of the Fund's daily net assets. Such daily compensation will automatically be discontinued during any period in which there are no outstanding Uncovered Distribution Charges of the principal underwriter. The amount of Uncovered Distribution Charges will be calculated daily. For the purposes of this calculation, Distribution Charges will include the aggregate amount of sales commissions and interest fees which the principal underwriter is entitled to be paid under the Plan since its inception. Payments of daily compensation previously paid and payable under the Plan by the Fund to the principal underwriter and contingent deferred sales charges previously paid and payable to the principal underwriter will be subtracted from such Distribution Charges. If the result of such subtraction is positive, an interest fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the principal underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund. It is anticipated that the Atlas Holdings organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to AMC) resulting from sale of Fund shares and through daily compensation and contingent deferred sales charges paid to the principal underwriter. The Atlas Holdings organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amount of all daily compensation and contingent deferred sales charge payments previously made to the principal underwriter have exceeded the total expenses previously incurred by such organization in distributing shares the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expenses, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Pilgrim organization in a manner deemed equitable to the Fund.

     The amount of daily compensation payable to the principal underwriter with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual. However, in accordance with generally accepted accounting principles, the Fund does not accrue future daily compensation as a liability of the Fund or reduce the current net assets in respect of daily compensation which may become payable under the Plan in the future because the standards for accrual of a liability under such accounting principles have not been satisfied. The amount of daily compensation payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the Fund's portfolio investments, the expenses of the Fund accrued on such day, income on portfolio investments accrued on such day, and dividends and distributions declared by the Fund.

     The amount of Uncovered Distribution Charges of the principal underwriter is computed daily to determine whether daily compensation is accrued on such day. The amount of Uncovered Distribution Charges of the principal underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed, changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the interest fee under the Plan.

     Periods with a high level of sales of Fund shares accompanied by a low level of redemption of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the principal underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemption of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the principal underwriter.

     Because of the .75% limitation on the amount of daily compensation paid to the principal underwriter during any fiscal year, a high level of sales of Fund shares during the first few years of the Fund's operations will cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the principal underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period will result in the incurrence and payment of increased interest fees under the Plan. During the years ended December 31, 1994, 1995 and 1996, AFDC earned $46,086, $35,098 and $16,885 in daily compensation, respectively. At December 31, 1996, Uncovered Distribution Charges (cumulative sales commissions and interest fees reduced by cumulative daily compensation and contingent deferred sales charges paid to the principal underwriter) amounted to $736,725.

     The Plan also recognizes that AMC may use its management fee or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and that some of the Fund's normal operating expenses, such as the management fee, and other payments made in the ordinary course of its business are appropriately used in this manner.

     The Plan, which was most recently approved by the Fund's Board of Trustees on August 28, 1996, including all of the Trustees who are "non-interested" persons as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan, is currently in effect until August 28, 1997. The Plan must be renewed annually by the Fund's Board of Trustees, including a majority of the Trustees who are "non-interested" persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested Trustees. The Plan and any distribution or service agreement related thereto may be terminated at any time, without any penalty, by such trustees on 60 days' written notice, by any act that terminates the Agreement with AMC or the Underwriting Agreement with AFDC, or by vote of a majority of the Fund's outstanding shares. AFDC or any dealer or institution may also terminate their respective distribution or service agreement at any time upon written notice.

     The Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution or service expenses without approval by a majority of the Fund's outstanding shares, and all other material amendments to the Plan or any distribution or service agreement also shall be approved by the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

     AFDC is required to report in writing to the Board of Trustees of the Fund at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

REINSTATEMENT PRIVILEGE

     Any shareholder who redeems his shares from the Fund and pays the contingent deferred sales charge on such redemption may receive a return of such contingent deferred sales charge by reinvesting the net proceeds of such prior redemption in the Fund within 30 days of such redemption. In order to exercise this privilege, a written order for the purchase of shares must be received by the

Fund's Transfer Agent, or be postmarked, within 30 days after the date of redemption. In such event, the shareholder will receive a number of shares of the Fund equal to the net proceeds of the prior redemption plus the amount of contingent deferred sales charge imposed at the time of such prior redemption divided by the Fund's current net asset value. For federal income tax purposes,
(i) the amount of the contingent deferred sales charge imposed on the prior redemption and returned to the shareholder will be taken into account in determining the shareholder's gain or loss in the prior redemption, (ii) any loss on the prior redemption will be disallowed and (iii) the shareholder's tax basis in the shares purchased under this reinvestment privilege will be equal to their net asset value at the time of reinvestment plus the amount of any disallowed loss on the prior redemption.

CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge will be imposed on any redemption or repurchase of shares of the Fund which reduces the current value of the investor's shares of the Fund to an amount which is lower than the dollar amount of all payments by the investor for the purchase of the Fund's shares during the preceding four years. However, no such charge will be imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased more than four years prior to the redemption or repurchase, plus (b) the current net asset value of assets purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of the Fund's shares made during the preceding four years. Accordingly, investors may redeem, without incurring any contingent deferred sales charge, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past four years, and amounts equal to the current value of shares purchased through reinvestment dividends or distributions. The contingent deferred sales charge will be imposed, in accordance with the table set forth in the Prospectus, on any redemptions within four years of purchase which are in excess of these amounts. The amount of any contingent deferred sales charge will be paid to and retained by AFDC. (See "Contingent Deferred Sales Charge" in the Prospectus for a more detailed discussion on the calculation of such charge.)

     No contingent deferred sales charge will be payable upon an exchange of shares of the Fund for shares of another Fund in the Astra Group sold with a contingent deferred sales charge.

OTHER INFORMATION

     Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("Commission") or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Commission making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other periods as the Commission may permit for the protection of the Fund's shareholders. At various times the Fund may be requested to redeem its shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Fund recommends that all purchases be made by certified or cashier's check, or by bank wire of Federal funds.

     Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $5,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $5,000. The Fund also reserves the right to redeem shares if share ownership is or may become so concentrated that, in the opinion of management, it may cause the Fund to fail to qualify for the special Federal tax treatment available to investment companies.

     The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then market value equal to the redemption price. In such cases an investor may incur brokerage costs in converting such securities to cash. The Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption in kind.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                   THE PRICE OF THE SHARES IS DETERMINED DAILY

     As noted in the Prospectus, the net asset value and offering price of the Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange on each Fund "business day," which is any day on which the Exchange is open for business. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Fund may invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Portfolio securities of the Fund which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Fund.

     Money market instruments with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

     All liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

     Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on such Exchange provided the order is received by AFDC prior to 4:00 P.M. (Pacific time) on that day. It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to the Fund. Orders received by dealers after the close of trading on such Exchange will be confirmed at the next computed offering price.

                                   TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY


     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

     If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1996, the Fund has a capital loss carryforward of approximately $1,472,991 which expires through December 31, 2002. Under Code Section 382, if the Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the three-calendar-month period ending with the calendar month of the ownership change (the highest rate for the three-month period ending in April 1997 is 5.50%). The Fund will use its best efforts to avoid having an ownership change. However, because of uncertainty regarding the application of certain portions of the temporary and proposed Treasury Regulations promulgated under Code Sections 382 and 383 to open-end regulated investment companies such as the Fund, and because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.


     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.


     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

     Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not
Section 1256 contracts. Under Treasury regulations, deemed gains arising from
Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.


     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporations.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from a sale of the shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

     The Fund will be required in certain cases to withhold and remit to the U.
S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption (without reduction for any contingent deferred sales charge paid therefrom) and the shareholder's adjusted tax basis in the shares (including any contingent deferred sales charge paid upon the sale or redemption). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends.

     If the income from the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless such shareholder furnishes the Fund with proper notification of its foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences to them of federal, state and local tax rules with respect to an investment in the Fund.

                          INVESTMENT RETURN INFORMATION

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

      P(1 + T)(superior n) = ERV

      Where:       P  =  a hypothetical initial payment of $1,000

                   T  =  average annual total return

                   n  =  number of years (1, 5 or 10)

                 ERV  =  ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum contingent deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund's average annual compounded rate of return for the one and five year periods ended December 31, 1996 and for the period from October 1, 1991 to December 31, 1996 was -2.16%, -0.46% and -0.86%, respectively.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the ending redeemable value any amount representing contingent deferred sales charges. The Fund will, however, disclose the maximum contingent deferred sales charge and will also disclose that the performance data do not reflect contingent deferred sales charges and that inclusion of contingent deferred sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules.

     In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                              a-b
                YIELD =  2[( ----- +1)(superior 6)-1]
                              cd

         Where: a = dividends and interest earned during the period.

                b = expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = the maximum offering price per share on the last day of the period.

     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The Fund's 30-day yield for the 30 days ended December 31, 1996 was 1.05%. This yield calculation reflects expenses waived and reimbursed by the Manager.

     Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               GENERAL INFORMATION

     Pilgrim Global Investment Series (the "Trust"), was organized under the name "Pilgrim Preferred Fund," as a Massachusetts business trust, and as an open-end, diversified management investment company under the 1940 Act. The Trust currently consists of two series. Pilgrim Short-Term Multi-Market Income Fund may be purchased at a price equal to the next determined net asset value per share, plus a varying front-end sales charge. The investment objective and policies and investment restrictions are the same for both series. The Declaration of Trust dated November 21, 1985, amended on June 26, 1990 and February 22, 1991, copies of which are on file in the office of the Secretary of The

Commonwealth of Massachusetts, authorize the issuance of shares of beneficial interest in each Fund without par value. The name of the Trust was changed to "Pilgrim Global Investment Series" by vote of the Board of Trustees on February 13, 1991. On April 7, 1995, the Trust changed its name to "Astra Global Investment Series" and the Fund changed its name to "Astra Short-Term Multi-Market Income Fund II." On June 29, 1990, the shareholders of the Trust voted for the approval of a change in the Trust's investment objectives and policies and certain investment restrictions. Each share of a Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Each share of the Trust has one vote. Trust shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. As used in this Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less.

     The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

     The overall management of the business of the Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the Fund's officers subject to the investment objective and policies of the Fund, the general supervision of the Trust's Board of Trustees and the applicable laws of The Commonwealth of Massachusetts.

     Generally, there will not be annual meetings of shareholders. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involving the conduct of his or her office. The Declaration of Trust provides for indemnification by the Fund of the Trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in, or not opposed to, the best interests of the Fund. Such person may not be indemnified against any liability to the Fund or the Fund's shareholders to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also authorizes the purchase of liability insurance on behalf of Trustees and officers.

                        SHAREHOLDER MAINTENANCE AGREEMENT

     The Fund has entered into a shareholder maintenance agreement with AFDC, pursuant to which AFDC may pay certain broker-dealers or financial services firms a trail commission or maintenance fee. Such firms may provide certain services to their clients, including the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provided necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. For these services, AFDC receives an annual fee equal to 0.25% of the Fund's average daily net assets and may compensate such firms periodically, determined by a formula based upon the net assets represented by accounts serviced by such firm during the period for which payment is being made, the level of activity in accounts serviced during such period, and the expenses incurred, provided that such fees will not exceed, on an annualized basis for the Fund's then-current fiscal year, 0.25% of its average daily net assets represented by shares owned during the period for which payment is being made. During the period ended December 31, 1996 AFDC received $5,628 for such services.

                                OTHER INFORMATION

     As of April 25, 1997, there were no shareholders known by the Fund to have been the beneficial owners of 5% or more of the Fund's outstanding shares.

                                   ACCOUNTANTS

     Tait, Weller & Baker, Two Penn Center, Philadelphia, Pennsylvania 19102-1707, acts as independent certified public accountants for the Fund.

                                    CUSTODIAN

     The cash and securities owned by the Fund are held by PNC Bank, N.A., Airport Business Center, 200 Stevens Drive, Lester, Pennsylvania 19113, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

                              FINANCIAL STATEMENTS

     The Financial Statements of the Fund for the year ended December 31, 1996 are incorporated herein by reference from the Fund's 1996 Annual Report to Shareholders. The Fund's Annual Report will be provided at no additional cost to all shareholders requesting a copy of this Statement of Additional Information.

PART C.  OTHER INFORMATION
--------------------------

ITEM 24.  Financial Statements and Exhibits
          ---------------------------------

     List all financial statements and exhibits filed as part of the Registration Statement.

     (a)  Financial Statements

          In Part A: Per Share Data Ratios.

          In Part B: Audited Financial Statements and Report of Independent
                     Certified Public Accountants for Astra Short-Term Multi-Market Income Funds I and II for the period ended December 31, 1996 are incorporated herein by reference to Registrant's Annual Report to Shareholders dated December 31, 1996 which was filed with, and accepted by, the U.S. Securities and Exchange Commission via EDGAR on Form
                     Type N-30D (with accession number: 0000950115-97-000305)
                     on March 5, 1997.

          In Part C: None.

     (b)  Exhibits
          --------

     1(a) - Declaration of Trust. (1)
     1(b) - Amendment to Declaration of Trust dated June 26, 1990. (6)
     1(c) - Amendment to Declaration of Trust dated February 22, 1991. (9)
     2(a) - By-Laws. (1)
     2(b) - Name Change Amendment to By-Laws.(12)
     3    - Not applicable.
     4(a) - Specimen share certificate for Astra Short-Term Multi-Market Income
            Fund. (11)
     4(b) - Form of specimen share certificate for Astra Short-Term Multi-Market
            Income Fund II.(11)
     4(c) - Form of specimen share certificate for Pilgrim Global Cash Fund. (7) 5(a) - Investment Management Agreement for Pilgrim Short-Term Multi-Market
            Income Fund (now Astra Short-Term Multi-Market Income Fund). (4) 5(b) - Investment Management Agreement for Pilgrim Short-Term Multi-Market
            Income Fund II (now Astra Short-Term Multi-Market Income Fund
            II). (4)
     5(c) - Form of Investment Management Agreement for Pilgrim Global Cash
            Fund. (7)
     5(d) - Investment Advisory Agreement for Pilgrim Short-Term Multi-Market
            Income Fund (now Astra Short-Term Multi-Market Income Fund). (4) 5(e) - Investment Advisory Agreement for Pilgrim Short-Term Multi-Market
            Income Fund II (now Astra Short-Term Multi-Market Income Fund
            II). (4)
     5(f) - Form of Name Change Amendment to Investment Management Agreement.
            (12)
     6(a) - Underwriting Agreement for Pilgrim Short-Term Multi-Market Income
            Fund (now Astra Short-Term Multi-Market Income Fund). (2)
     6(b) - Form of Underwriting Agreement for Pilgrim Short-Term Multi-Market
            Income Fund II (now Astra Short-Term Multi-Market Income Fund II).
            (2)
     6(c) - Form of Underwriting Agreement for Pilgrim Global Cash Fund. (7) 6(d) - Form of Name Change Amendment to Underwriting Agreement for Astra
            Short-Term Multi-Market Income Fund I.(12)
     6(e) - Form of Name Change Amendment to Underwriting Agreement for Astra
            Short-Term Multi-Market Income Fund II.(12)
     7    - Not applicable.
     8(a) - Custody Agreement.(12)
     8(b) - Sub-Custody Agreement.(12)
     9(a) - Transfer Agency Agreement. (2)

     9(b)  - Form of Shareholder Servicing Agreement for Pilgrim Short-Term
             Multi-Market Income Fund II (now Astra Short-Term Multi-Market Income Fund II). (4)
     9(c)  - Form of Shareholder Servicing Agreement for Pilgrim Global Cash
             Fund. (7)
     9(d)  - Form of Name Change Amendment to Shareholder Servicing Agreement
             for Astra Short-Term Multi-Market Income Fund II.(12)
     9(e)  - Accounting Services Agreement.(12)
     9(f)  - Sub-Administration Agreement.(12)
     10    - Consent of Kramer, Levin, Naftalis & Frankel.*
     11    - Consent of Tait, Weller and Baker, independent accountants for
             Registrant.*
     12    - Annual Reports to Shareholders dated December 31, 1996, including the Reports of Independent Certified Public Accountants.*
     13    - Agreement with initial shareholder. (2)
     14(a) - Pilgrim (Astra) Section 403 (b) (7) Tax Sheltered Retirement
             Plan. (8)
     14(b) - Pilgrim (Astra) Individual Retirement Account. (8)
     14(c) - Form of Pilgrim (Astra) Retirement Plan and Trust Agreement
             including Money Purchase Pension Plan and Profit Sharing Plan. (8) 15(a) - Distribution Plan for Pilgrim (Astra) Short-Term Multi-Market
             Income Fund.(5)
     15(b) - Form of Distribution Plan for Pilgrim (Astra) Short-Term
             Multi-Market Income Fund. (6)
     15(c) - Form of Distribution Plan for Pilgrim Global Cash Fund. (7)
     15(d) - Form of Name Change Amendment to Distribution Plan for Astra
             Short-Term Multi-Market Income Fund I.(12)
     15(e) - Form of Name Change Amendment to Distribution Plan for Astra
             Short-Term Multi-Market
             Income Fund II.(12)
     16    - Schedule of Performance Quotations. (3)
     17    - Financial Data Schedule. *
     18    - Not Applicable.


-----------------
(1) Previously filed on November 15, 1985, in the Registrant's Registratio n Statement.
(2) Previously filed on January 6, 1986, in Pre-Effective Amendment No. 1 to the Registrant's Registration Statement.

(3) Previously filed on March 1, 1989, in Post-Effective Amendment No. 5 to the Registrant's Registration Statement.
(4) Previously filed on October 15, 1990, in Post-Effective Amendment No. 8 to the Registrant's Registration Statement.

(5)    Filed as part of Exhibit No. 6 to the Pre-Effective Amendment No. 1.
(6) Previously filed on December 11, 1990, in Post-Effective Amendment No. 10 to the Registrant's Registration Statement.
(7) Previously filed on December 24, 1990, in Post-Effective Amendment No. 11 to Registrant's Registration Statement.
(8) Previously filed on September 30,1991, in Post-Effective Amendment No. 12 to the Registrant's Registration Statement.

(9) Previously filed on April 29, 1992, in Post-Effective Amendment No. 13 to the Registrant's Registration Statement.
(10) Previously filed on April 30, 1993, in Post-Effective Amendment No. 14 to the Registrant's Registration Statement.
(11) Previously filed on April 28, 1995, in Post-Effective Amendment No. 16 to the Registrant's Registration Statement.

(12) Previously filed on April 29, 1996, in Post-Effective Amendment No. 17 to the Registrant's Registration Statement.

* Filed herewith.

ITEM 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         None.

ITEM 26. Number of Holders of Securities
         -------------------------------

         The following information is given as of the date indicated.

                                                       Number of Record Holders
Title of Class                                           as of March 31, 1997
--------------                                           --------------------
Astra Short-Term
Multi-Market Income
Fund I                                                           794

Astra Short-Term
Multi-Market Income
Fund II                                                          209

Shares of Beneficial
Interest (no par value)

ITEM 27. Indemnification
         ---------------
         Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement filed April 28, 1995.

ITEM 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------
         Certain of the officers and directors of the Registrant's investment adviser also serve as officers and/or directors for other investment companies in the Astra Group and with Atlas Holdings Group, Inc. and subsidiaries. For additional information, please see Parts A and B.

ITEM 29. Principal Underwriters
         ----------------------
      (a) Astra Fund Distributors Corp., the Registrant's principal underwriter, also serves as principal underwriter for Astra Strategic Investment Series and Astra Institutional Securities Trust.

      (b) The following information is furnished with respect to the officers and directors of Astra Fund Distributors Corp., the Registrant's principal underwriter:

Name and Principal       Positions and Offices                        Positions and Office
Business Address*        with Principal Underwriter                   with Registrant
------------------       --------------------------                   --------------------
John R. Elerding         Senior Vice President, Treasurer,            Chief Financial Officer, Senior
                         Secretary and Chief Financial Officer        Vice President, Treasurer and
                                                                      Secretary

Robert R. Womack, Jr.    President                                    President

--------------
 * The principal business address for all of the above is 11400 West Olympic
   Blvd., Suite 200, Los Angeles, CA 90064.


       (c) Not Applicable. The Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30. Location of Accounts and Records
         --------------------------------
         The accounts, books or other documents required to be maintained by
      Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant, its Investment Manager or its Shareholder Servicing Agent. (See Parts A and B).

ITEM 31. Management Services
         -------------------
         There are no management-related service contracts not discussed in Parts A and B.

ITEM 32. Undertakings
         ------------
         (1) Registrant undertakes to furnish to each person to whom a prospectus relating to the Fund is delivered, a copy of the Fund's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills and the State of California, on the 25th day of April, 1997.


                                          ASTRA GLOBAL INVESTMENT SERIES


                                          /s/ PALOMBA WEINGARTEN
                                          ----------------------------------
                                          Palomba Weingarten, Chairman



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signatures                        Title                         Date
----------                        -----                         ----


/s/ PALOMBA WEINGARTEN            Chairman of the Board         April 25, 1997
-----------------------------     and Trustee
Palomba Weingarten


/s/ ROBERT R. WOMACK, JR.
-----------------------------     President                     April 25, 1997
Robert R. Womack, Jr.


/s/ JOHN R. ELERDING
-----------------------------     Senior Vice President,        April 25, 1997
John R. Elerding                  Treasurer, Secretary and
                                  Chief Financial Officer

/s/ AL BURTON
-----------------------------     Trustee                       April 25, 1997
Al Burton


/s/ GARRY D. PEARSON              Trustee                       April 25, 1997
-----------------------------
Garry D. Pearson

                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------

 10.  Consent of Kramer, Levin, Naftalis & Frankel.

 11.  Consent of Tait, Weller and Baker, independent accountants for Registrant.

 17. Financial Data Schedule.
                                       C-6